UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 29, 2008
Date of reporting period: March 1, 2007 — August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

8|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Floating Rate
Income Fund

8| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Shareholder meeting results	60

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board

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of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the semiannual period ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Floating Rate Income Fund:
offering protection from higher interest rates

As most people know, rising interest rates can have a negative effect on your finances by making borrowing more expensive. But rising interest rates can also hurt your investments, especially if you are investing in bonds. When rates rise, bond prices fall.

Putnam Floating Rate Income Fund offers some protection from the risk of rising interest rates by investing, typically, in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, they are generally senior in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

As the graph below shows, the “floating rate” feature has helped bank loans perform well during periods when rising rates hurt the performance of other bonds. Although the floating-rate feature does not eliminate interest-rate or inflation risk, floating-rate loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Of course, floating-rate loans have risks, and their prices can fall. They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

Bank loans: A market
of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past ten years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market’s expansion is an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies get financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Performance snapshot

Putnam Floating Rate
Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception of the Lehman U.S. High Yield Loan Index was 12/31/05, which was after the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

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Report from the fund managers

The period in review

For the first four months of the six-month period ended August 31, 2007, the floating-rate bank-loan market continued to offer solid returns. During that time frame, the fund’s focus on higher-quality securities detracted from its relative performance because lower-quality investments, which are included in both the primary benchmark and the portfolios of many of the fund’s peers, offered stronger returns. However, the backdrop changed dramatically in July, as the contagion of difficulties in the subprime mortgage market spread to other markets, including floating-rate bank loans. This, together with a large forward supply of new loans, caused significant price declines among floating-rate bank debt securities. Fortunately, we had positioned the fund somewhat defensively, which included maintaining our high-quality bias and carrying a stake in short-term cash equivalents. This posture helped returns for the fund’s class A shares before sales charges edge ahead of the fund’s primary benchmark, the Lehman U.S. High Yield Loan Index, and the average for its Lipper peer group, Loan Participation Funds, for the six-month period overall. At the same time, modest holdings in “covenant lite” securities — bank loans with fewer restrictions regarding certain matters including working capital, debt-to-equity ratios, and dividend payments — detracted somewhat from the fund’s returns.

Market overview

The fund invests primarily in senior-secured floating-rate bank-debt securities whose interest payments are based on the London Inter-Bank Offered Rate, or LIBOR, an international benchmark for short-term loan interest rates. During the period, the Federal Reserve (the Fed) kept the federal funds rate — the overnight lending rate that banks charge each other, and which influences other short-term rates — steady at 5.25%. In response, LIBOR remained relatively flat. From March through June, the

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market backdrop for floating-rate bank loans stayed generally favorable due to low volatility, record low default rates, and steady issuance from large borrowers, including leveraged buyout (LBO) sponsors, who were looking to raise capital. At the same time, demand for bank loans continued to come from collateralized loan obligations (CLOs), which are institutionally oriented, highly leveraged, closed-end partnerships that purchase bank loans for long-term investment.

In July, the investment environment changed dramatically. Fears that problems in the subprime mortgage market might spread to other asset classes hurt below-investment-grade issuers, like those that issue senior-secured loans. This led to a dramatic decline in demand for bank loans, particularly from CLOs, at a time when new issuance remained strong. This supply/demand imbalance caused poor performance for bank loans in July, with difficulties continuing through the end of the period.

Strategy overview

In our management of the portfolio, we pursue broad diversification and focus on investments in the higher-quality

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 8/31/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

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tiers of the bank-loan market. However, shareholders should note that most companies that issue senior-secured loans carry below-investment-grade credit ratings from Moody’s and Standard & Poor’s. Throughout the period, we overweighted the Ba-rated area relative to the benchmark and significantly underweighted investments Caa-rated and below, the lowest end of the below-investment-grade universe.

To manage the portfolio’s overall risk profile, we maintained a diversified portfolio, worked to keep the fund’s overall credit quality higher than that of the benchmark index, and carried a high cash balance. We continued to closely analyze our portfolio and the credit quality and price volatility of our individual issuers. By doing so, we aimed to post solid relative returns combined with relatively low credit risk.

During the period, we also kept a stake in short-term cash equivalents, a relatively defensive posture. We were concerned that the market backdrop might change on the heels of a long stretch of benign performance in the bank-loan market. This posture dampened returns somewhat earlier in the period, but helped soften losses when the environment changed during the last two months.

Your fund’s holdings

We continue to focus on constructing a diversified, high-quality portfolio. During the period, this led us to invest

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

in securities issued by firms we believed offered positive credit fundamentals, adequate liquidity, and reasonable downside protection. We also looked to manage the fund’s exposure to prepayment risk, the risk that the loans we purchased might be prepaid prior to their maturities. When loans are prepaid, investors generally must reinvest their principal, potentially at less attractive rates. In addition, bank-loan investors — including your fund — may purchase loans when they are selling at prices above par, or face value. These kinds of purchases can cause investors to suffer a loss of principal when the issuer repays the loan at par.

The fund’s core investments are floating-rate bank loans (also known as senior-secured bank debt). The yields offered by these loans adjust to reflect changes in short-term interest rates. When rates rise, they pay a higher yield; when they fall, their yields decline. A loan’s senior-secured status also recognizes that it is supposed to be repaid first if the issuer declares bankruptcy, and is secured by the company’s buildings, equipment, and other assets. At certain times, a portion of the fund’s portfolio may be invested in floating-rate notes, second-lien loans, high-quality bonds (those perceived by the market as being very liquid), and

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 8/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Community Health Systems, Inc. (1.0%)	Health care

Knight, Inc. (0.9%)	Natural gas utilities

Davita, Inc. (0.9%)	Medical services

Cinemark, Inc. (0.9%)	Entertainment

Tribune Co. (0.9%)	Publishing

Cablevision Systems Corp. (0.9%)	Cable television

Oshkosh Truck Corp. (0.9%)	Automotive

Reader’s Digest Association, Inc. (The) (0.9%)	Publishing

Aleris International, Inc. (0.9%)	Metals

Univision Communications, Inc. (0.8%)	Broadcasting

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cash equivalents. During the period, we carried a healthy stake in cash equivalents, which helped to insulate the fund when the market shifted from the generally favorable tone it had enjoyed for several years. That positioning held back performance earlier in the period, but was of great benefit when market sentiment turned negative in July.

Debt securities, including floating-rate bank loans, also can be differentiated by the nature and quality of covenants. These are promises that issuers will engage in certain activities and refrain from others, and are designed to protect the interest of the bank-loan investor. They can cover issues such as working capital, debt-to-equity ratios, and dividend payments. During the period, the fund held some investments in what are known as “covenant lite” loans, which come with fewer of these protections. We invested in these securities because they offered higher yields than generic bank loans, a posture that helped during the first four months of the period but detracted during the declines of July and August.

Our continued focus on higher-quality investments — designed to reduce our overall credit risk — detracted from performance during the first four months of the period, but helped soften declines in the latter stages. For our part, we strongly feel that a high-quality stance is the most prudent way for us to work for consistent, long-term results for shareholders in the face of changing market conditions.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The declines suffered by the bank-loan market in July and August came in the aftermath of a long period of healthy gains, which had resulted from strong business fundamentals, record low defaults, and robust corporate earnings. History tells us that such benign environments cannot persist forever. However, the price declines suffered by bank loans have come with a silver lining, as valuations have become extremely attractive in the aftermath of the summer sell-off. For several years, strong demand for bank loans from CLOs and other leveraged investors has caused the loans to sell at a premium. Now, for the first time in a while, senior-secured debt is generally selling at a meaningful discount to par.

However, the market will remain somewhat challenging. The erosion of CLO demand has come at the same time that a very large calendar of new deals is coming to market. Because of this supply/demand imbalance, maintaining our disciplined approach — predicated on consistency, diversification, and a focus on higher quality — has become even more important, as it offers the possibility for solid relative performance in a potentially challenging market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

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Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 8/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.86%	8.15%	9.74%	8.79%	9.16%	9.16%	11.25%	9.07%	10.92%	12.36%
Annual average	3.71	2.58	3.07	2.78	2.89	2.89	3.53	2.86	3.43	3.86

3 years	12.21	8.60	10.15	8.23	9.59	9.59	11.62	9.40	11.31	12.70
Annual average	3.91	2.79	3.27	2.67	3.10	3.10	3.73	3.04	3.64	4.07

1 year	2.63	-0.65	1.91	-0.97	1.75	0.79	2.37	0.38	2.28	2.87

6 months	–1.35	–4.59	–1.74	–4.61	–1.84	–2.79	–1.54	–3.44	–1.57	–1.25

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 8/31/07

	Lehman U.S. High	S&P/LSTA Leveraged	Lipper Loan Participation
	Yield Loan Index*	Loan Index	Funds category average‡

Life of fund	—	14.64%†	12.85%
Annual average	—	4.53†	4.01

3 years	—	14.44	12.67
Annual average	—	4.60	4.05

1 year	2.88%	2.66	2.41

6 months	–1.43	–1.35	–1.43

Index and Lipper results should be compared to fund performance at net asset value.

* Inception of the index is 12/31/05.

† These returns are from 7/31/04 to 8/31/07 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 8/31/07, there were 69, 61, 37, and 37 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 2/28/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

Total annual fund
operating expenses	1.06	1.66	1.81	1.21	1.31	0.81

* Reflects Putnam Management’s decision to contractually limit expenses through 2/29/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Fund price and distribution information

For the six-month period ended 8/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.318895		$0.288912	$0.281436	$0.311389		$0.306347	$0.331333

Capital gains	—		—	—	—		—	—

Total	$0.318895		$0.288912	$0.281436	$0.311389		$0.306347	$0.331333

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/07	$10.03	$10.37	$10.03	$10.03	$10.03	$10.23	$10.03	$10.03

8/31/07	9.58	9.90	9.57	9.57	9.57	9.77	9.57	9.58

Current yield
(end of period)
Current
dividend rate[1]	6.29%	6.09%	5.70%	5.55%	6.15%	6.02%	6.05%	6.54%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	7.36 7.12		6.75	6.60	7.21	7.06	7.11	7.62

Current 30-day
SEC yield[3]
(without
expense
limitation)	7.35 7.11		6.74	6.59	7.20 7.05		7.10	7.61

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.90%	10.12%	11.79%	10.82%	11.19%	11.19%	13.38%	11.16%	13.03%	14.55%
Annual average	4.21	3.10	3.59	3.31	3.42	3.42	4.06	3.41	3.96	4.40

3 years	14.02	10.35	12.04	10.09	11.57	11.57	13.53	11.29	13.20	14.67
Annual average	4.47	3.34	3.86	3.26	3.72	3.72	4.32	3.63	4.22	4.67

1 year	3.94	0.62	3.41	0.48	3.27	2.29	3.80	1.76	3.81	4.29

6 months	0.10	–3.19	–0.20	–3.11	–0.31	–1.28	0.01	–1.93	–0.02	0.30

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2007, to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.16	$ 8.15	$ 8.89	$ 5.90	$ 6.40	$ 3.91

Ending value (after expenses)	$986.50	$982.60	$981.60	$984.60	$984.30	$987.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2007, use the calculation method below. To find the value of your investment on March 1, 2007, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.24	$ 8.29	$ 9.05	$ 6.01	$ 6.51	$ 3.97

Ending value (after expenses)	$1,020.01	$1,016.99	$1,016.23	$1,019.26	$1,018.75	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.03%	1.63%	1.78%	1.18%	1.28%	0.78%

Average annualized expense
ratio for Lipper peer group*	1.09%	1.69%	1.84%	1.24%	1.34%	0.84%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005

Putnam Floating Rate Income Fund	89%	60%	51%*

Lipper Loan Participation Funds category average	69%	55%	59%

* For the period of August 4, 2004, through February 28, 2005.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 8/31/07.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Joseph Towell and William Wright are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/06.

Trustee and Putnam employee fund ownership

As of August 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$8,402,000	$ 92,000,000

Putnam employees	$3,411,000	$751,000,000

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Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon, Joseph Towell, and William Wright may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2007, Portfolio Member William Wright joined your fund’s management team.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that

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certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer

25

group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

26

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 55th percentile of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year period ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2007, there were 56 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year and life-of-fund periods ended September 30, 2007 were 33% and 64%, respectively. Over the one-year and life-of-fund periods ended September 30, 2007, the fund ranked 20th out of 61 and 24th out of 37, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 8/31/07 (Unaudited)

SENIOR LOANS (85.0%)* (c)

	Principal amount	Value

Automotive (3.8%)
Dana Corp. bank term loan FRN 7.98s, 2008	$2,750,000	$2,697,291
Delphi Corp. bank term loan FRN Ser. C, 8 1/8s, 2008	3,200,000	3,136,000
Federal Mogul Corp. bank term loan FRN 7 1/4s, 2007	1,715,000	1,692,847
General Motors Corp. bank term loan FRN 7.735s, 2013	1,455,000	1,384,069
Lear Corp. bank term loan FRN 7.888s, 2013	3,391,100	3,259,166
Oshkosh Truck Corp. bank term loan FRN Ser. B, 7.11s, 2013	4,925,250	4,723,625
TRW Automotive, Inc. bank term loan FRN Ser. B, 6 7/8s, 2014	1,130,000	1,096,100
United Components, Inc. bank term loan FRN Ser. D,
7.8s, 2012	500,000	482,500
Visteon Corp. bank term loan FRN Ser. B, 8.38s, 2013	2,050,000	1,887,281
		20,358,879

Basic Materials (7.1%)
Aleris International, Inc. bank term loan FRN Ser. B, 7 5/8s, 2013	4,976,870	4,616,047
Basell NV bank term loan FRN Ser. B2, 7.6s, 2013 (Netherlands)	541,667	536,250
Basell NV bank term loan FRN Ser. B4, 7.6s, 2013 (Netherlands)	108,333	107,250
Basell NV bank term loan FRN Ser. C2, 8.35s, 2013 (Netherlands)	541,667	536,250
Basell NV bank term loan FRN Ser. C4, 8.35s, 2013 (Netherlands)	108,333	107,250
Celanese Corp. bank term loan FRN Ser. B, 7.11s, 2014	3,840,375	3,698,761
Georgia-Pacific Corp. bank term loan FRN Ser. B, 7.11s, 2013	2,467,450	2,357,601
Georgia-Pacific Corp. bank term loan FRN Ser. B2, 7.11s, 2012	2,437,750	2,329,224
Graphic Packaging Corp. bank term loan FRN Ser. B,
7.443s, 2014	3,034,750	2,987,963
Hexion Specialty Chemicals, Inc. bank term loan FRN
7 5/8s, 2013	2,530,875	2,462,179
Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C, 7 5/8s, 2013	280,000	272,400
Huntsman International, LLC bank term loan FRN Ser. B,
7.07s, 2012	1,200,000	1,174,250
Innophos, Inc. bank term loan FRN 7.57s, 2010	1,327,691	1,294,499
ISP Chemco, Inc. bank term loan FRN Ser. B, 7 1/8s, 2014	450,000	431,625
Momentive Performance Materials, Inc. bank term loan FRN
7 5/8s, 2013	3,980,000	3,805,875
Mosaic Co. (The) bank term loan FRN Ser. B, 7 1/8s, 2013	926,776	906,503
NewPage Corp. bank term loan FRN 7 5/8s, 2011	1,721,055	1,686,634
Novelis, Inc. bank term loan FRN Ser. B, 7.36s, 2014	1,453,125	1,403,476
Novelis, Inc. bank term loan FRN Ser. B, 7.36s, 2014	3,196,875	3,087,647
Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
6.858s, 2012	2,444,874	2,363,888
Smurfit-Stone Container Corp. bank term loan FRN 5.23s, 2010	94,140	92,096
Smurfit-Stone Container Corp. bank term loan FRN Ser. B,
7 3/8s, 2011	100,057	97,884
Smurfit-Stone Container Corp. bank term loan FRN Ser. C,
7 3/8s, 2011	704	689
Smurfit-Stone Container Corp. bank term loan FRN Ser. C1,
7.54s, 2011	343,537	336,076

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SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Basic Materials continued
Tube City IMS Corp. bank term loan FRN 7.61s, 2014	$980,052	$934,316
Tube City IMS Corp. bank term loan FRN 5.22s, 2014	119,092	113,534
		37,740,167

Broadcasting (4.0%)
Citadel Communications bank term loan FRN Ser. B,
6.985s, 2014	3,715,000	3,417,800
Cumulus Media, Inc. bank term loan FRN Ser. B, 7.253s, 2014	2,390,667	2,326,915
Emmis Communications Corp. bank term loan FRN Ser. B,
7.36s, 2013	1,211,250	1,164,011
Gray Television, Inc. bank term loan FRN Ser. B, 6.86s, 2014	2,430,000	2,276,606
Paxson Communications Corp. bank term loan FRN Ser. B,
8.61s, 2012	2,500,000	2,418,750
Spanish Broadcasting Systems, Inc. bank term loan FRN
7.11s, 2012	2,400,776	2,262,732
Univision Communications, Inc. bank term loan FRN Ser. B,
7.61s, 2014	4,791,946	4,424,562
Univision Communications, Inc. bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	308,054	284,436
Young Broadcasting, Inc. bank term loan FRN Ser. B, 7 7/8s, 2012	2,913,348	2,694,847
Young Broadcasting, Inc. bank term loan FRN Ser. B, 7 7/8s, 2012	188,366	174,239
		21,444,898

Building Materials (1.0%)
Custom Building Products bank term loan FRN Ser. B,
7.758s, 2011	791,518	740,069
Goodman Global Holdings, Inc. bank term loan FRN Ser. C,
7.188s, 2011	734,286	712,257
Nortek Holdings, Inc. bank term loan FRN Ser. B, 7.615s, 2011	3,817,495	3,640,936
		5,093,262

Cable Television (3.9%)
Atlantic Broadband Finance, LLC bank term loan FRN
7.61s, 2011	1,346,625	1,313,801
Cablevision Systems Corp. bank term loan FRN 7.07s, 2013	4,941,212	4,732,095
Cebridge Connections, Inc. bank term loan FRN Ser. B,
7.36s, 2013	3,790,500	3,574,654
Charter Communications, Inc. bank term loan FRN 7.85s, 2014	1,000,000	955,000
Charter Communications, Inc. bank term loan FRN 7.36s, 2014	1,000,000	944,554
Charter Communications, Inc. bank term loan FRN Ser. B,
7.36s, 2014	2,900,000	2,739,207
Insight Midwest, LP bank term loan FRN 7.35s, 2014	3,652,635	3,549,335
Mediacom Communications Corp. bank term loan FRN Ser. C,
7.117s, 2015	2,421,550	2,283,175
Mediacom Communications Corp. bank term loan FRN Ser. DD,
7.16s, 2015	895,500	850,725
		20,942,546

32

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Capital Goods (7.1%)
Allied Waste Industries, Inc. bank term loan FRN 7.153s, 2012	$855,596	$829,928
Allied Waste Industries, Inc. bank term loan FRN 5.323s, 2012	144,404	140,072
Berry Plastics Holding Corp. bank term loan FRN 7.36s, 2015	3,341,625	3,193,638
Blount, Inc. bank term loan FRN Ser. B, 7.09s, 2010	1,368,018	1,333,818
Foamex, LP bank term loan FRN Ser. B, 7.644s, 2013	1,976,471	1,808,471
Graham Packaging Co., LP bank term loan FRN 7 5/8s, 2011	3,591,000	3,489,256
Hawker Beechcraft Corp. bank term loan FRN 7.32s, 2014	3,818,980	3,628,031
Hawker Beechcraft Corp. bank term loan FRN 5.26s, 2014	323,759	307,571
Hexcel Corp. bank term loan FRN Ser. B, 7.139s, 2012	1,388,054	1,346,412
McKechnie Holdings, LLC bank term loan FRN 10.36s, 2015
(United Kingdom)	225,000	209,250
McKechnie Holdings, LLC bank term loan FRN 7.34s, 2014
(United Kingdom)	2,365,000	2,223,100
Mueller Water Products, Inc. bank term loan FRN Ser. B,
7.097s, 2014	1,982,519	1,926,348
Polypore, Inc. bank term loan FRN Ser. B, 7.61s, 2014	985,000	930,825
Rexnord Corp. bank term loan FRN Ser. B, 7.86s, 2013	2,195,902	2,121,790
Rexnord Corp. bank term loan FRN Ser. B, 7.642s, 2013	1,157,644	1,118,574
Sensata Technologies BV bank term loan FRN 7.11s,
2013 (Netherlands)	3,069,000	2,920,666
Terex Corp. bank term loan FRN Ser. D, 7.11s, 2013	3,069,000	3,038,310
Transdigm, Inc. bank term loan FRN 7.36s, 2013	3,745,000	3,576,475
Wesco Aircraft Hardware Corp. bank term loan FRN
11.11s, 2014	1,000,000	980,000
Wesco Aircraft Hardware Corp. bank term loan FRN
7.61s, 2013	2,503,250	2,415,636
		37,538,171

Commercial and Consumer Services (1.3%)
Buhrmann USA, Inc. bank term loan FRN Ser. D-1,
7.094s, 2010	970,000	944,538
Coinmach Corp. bank term loan FRN Ser. B-1, 7.968s, 2012	2,783,053	2,720,434
iPayment, Inc. bank term loan FRN 7.405s, 2013	1,580,000	1,485,200
Laidlaw International, Inc. bank term loan FRN Ser. B,
7.07s, 2013	498,744	501,861
Laidlaw International, Inc. bank term loan FRN Ser. B,
7.07s, 2013	1,496,231	1,505,583
		7,157,616

Communication Services (6.0%)
American Cellular Corp. bank term loan FRN 7.36s, 2014	2,239,375	2,215,302
American Cellular Corp. bank term loan FRN Ser. DD,
7.64s, 2013	506,250	500,555
Cavalier Telephone, LLC bank term loan FRN 10.11s, 2012	1,243,750	1,212,656
Consolidated Communications Holdings, Inc. bank term loan
FRN Ser. D, 7.11s, 2011	2,441,743	2,368,491
Cricket Communications, Inc. bank term loan FRN Ser. B,
7.36s, 2013	2,871,000	2,786,306

33

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Communication Services continued
Crown Castle International Corp. bank term loan FRN
6.839s, 2014	$4,089,750	$3,885,263
Hawaiian Telcom Communications, Inc. bank term loan FRN
Ser. C, 7.61s, 2014	2,535,000	2,400,645
Intelsat Corp. bank term loan FRN Ser. B, 7.36s, 2013	2,118,886	2,047,904
Intelsat, Ltd. bank term loan FRN 7.859s, 2014 (Bermuda)	2,000,000	1,940,000
Intelsat, Ltd. bank term loan FRN Ser. B, 7.36s, 2013 (Bermuda)	1,637,265	1,590,194
Iowa Telecommunications Services, Inc. bank term loan FRN
Ser. B, 7.11s, 2011	2,250,000	2,171,250
Level 3 Communications, Inc. bank term loan FRN 7.61s, 2014	2,650,000	2,525,450
MetroPCS Wireless, Inc. bank term loan FRN 7 5/8s, 2013	2,779,000	2,701,032
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
7.36s, 2013	3,582,000	3,489,094
		31,834,142

Consumer (0.9%)
Samsonite Corp. bank term loan FRN Ser. B, 7.61s, 2013	2,089,500	2,064,687
Visant Holding Corp. bank term loan FRN Ser. C, 7.33s, 2010	695,007	676,763
Yankee Candle Co., Inc. bank term loan FRN 7.36s, 2014	2,094,750	2,008,342
		4,749,792

Consumer Cyclicals (0.7%)
Aramark Corp. bank term loan FRN 7.36s, 2014	3,813,123	3,669,178
Aramark Corp. bank term loan FRN 5.36s, 2014	268,267	258,140
		3,927,318

Consumer Goods (1.6%)
Jarden Corp. bank term loan FRN Ser. B1, 7.11s, 2012	1,994,886	1,910,816
Jarden Corp. bank term loan FRN Ser. B2, 7.11s, 2012	1,994,911	1,910,839
Prestige Brands, Inc. bank term loan FRN Ser. B, 7.755s, 2011	2,502,460	2,452,411
Spectrum Brands, Inc. bank term loan FRN 9 1/2s, 2013	98,410	95,088
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 9.374s, 2013	1,975,602	1,914,688
Spectrum Brands, Inc. bank term loan FRN Ser. B2, 9.32s, 2013	115,989	109,029
		8,392,871

Energy (4.5%)
Atlas Pipeline Partners, LP bank term loan FRN Ser. B,
8.144s, 2014	1,430,000	1,397,825
CR Gas Storage bank term loan FRN 7.11s, 2013	2,058,296	1,999,978
CR Gas Storage bank term loan FRN 7.11s, 2013	334,816	325,330
CR Gas Storage bank term loan FRN 7.07s, 2013	380,944	370,151
CR Gas Storage bank term loan FRN Ser. DD, 7.325s, 2013	226,801	220,375
Energy Solutions, Inc. bank term loan FRN 7.839s, 2013	69,338	66,305
Energy Transfer Equity, LP bank term loan FRN Ser. B,
7.106s, 2012	2,775,000	2,688,281
Helix Energy Solutions Group, Inc. bank term loan FRN Ser. B,
7.411s, 2013	1,180,171	1,141,447
Hercules Offshore, Inc. bank term loan FRN Ser. B, 7.11s, 2013	815,000	794,625
IFM Holdco bank term loan FRN 7.51s, 2014	344,138	337,255

34

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Energy continued
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.843s, 2012	$1,970,000	$1,925,675
Meg Energy Corp. bank term loan FRN 7.36s, 2013 (Canada)	1,826,875	1,762,934
Meg Energy Corp. bank term loan FRN Ser. DD, 6 1/2s, 2013
(Canada) (U)	1,350,000	1,291,500
Petroleum Geo-Services ASA bank term loan FRN 7 1/4s,
2015 (Norway)	2,324,125	2,244,717
Petroleum Geo-Services ASA bank term loan FRN Ser. B,
7.6s, 2012 (Norway)	730,875	705,903
Sandridge Energy bank term loan FRN 8.985s, 2014	425,000	419,688
Targa Resources, Inc. bank term loan FRN 7.332s, 2012	2,372,564	2,285,570
Targa Resources, Inc. bank term loan FRN 5.225s, 2012	581,036	559,731
Western Refining, Inc. bank term loan FRN Ser. B, 7.07s, 2014	3,667,857	3,484,464
		24,021,754

Entertainment (3.1%)
Cinemark, Inc. bank term loan FRN 7.233s, 2013	5,038,101	4,811,386
Hertz Corp. bank term loan FRN 5.35s, 2012	172,807	167,438
Hertz Corp. bank term loan FRN Ser. B, 7.072s, 2012	952,576	922,979
MGM Studios, Inc. bank term loan FRN Ser. B, 8.61s, 2011	2,271,250	2,138,589
National Cinimedia, Inc. bank term loan FRN 7.11s, 2015	4,250,000	3,995,000
Six Flags Theme Parks bank term loan FRN 7 3/4s, 2015	3,380,000	3,145,813
Universal City Development Partners bank term loan FRN
Ser. B, 7.419s, 2011	1,316,487	1,276,992
		16,458,197

Financial (1.9%)
Hub International, Ltd. bank term loan FRN Ser. B, 7.86s, 2014	947,712	906,250
Hub International, Ltd. bank term loan FRN Ser. DD,
6.885s, 2014 (U)	212,288	203,000
Landsource, Inc. bank term loan FRN 8.249s, 2013	3,034,750	2,746,449
LNR Property Corp. bank term loan FRN Ser. B, 8.11s, 2011	1,450,000	1,404,083
Realogy Corp. bank term loan FRN 5.32s, 2013 (R)	816,667	740,445
Realogy Corp. bank term loan FRN Ser. B, 8.36s, 2013 (R)	3,033,333	2,750,223
Tishman Speyer Real Estate bank term loan FRN 7.08s, 2012	1,150,000	1,104,000
		9,854,450

Food (2.2%)
American Seafood Group, LLC bank term loan FRN Ser. B,
7.11s, 2012	2,048,130	1,986,686
American Seafood Group, LLC bank term loan FRN Ser. DD,
7.11s, 2012	421,415	408,772
Chiquita Brands, LLC bank term loan FRN Ser. C, 8.563s, 2012	2,472,229	2,406,302
Dean Foods Co. bank term loan FRN Ser. B, 6.86s, 2014	4,089,750	3,960,412
Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
8.11s, 2014	3,050,000	2,907,666
		11,669,838

35

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Gaming & Lottery (3.8%)
CCM Merger, Inc. bank term loan FRN Ser. B, 7.388s, 2012	$289,737	$280,320
Golden Nugget, Inc. bank term loan FRN Ser. B, 7.552s, 2014	2,211,364	2,095,267
Golden Nugget, Inc. bank term loan FRN Ser. DD,
7 1/2s, 2014 (U)	1,263,636	1,197,295
Green Valley Ranch Gaming, LLC bank term loan FRN Ser. B,
7.36s, 2014	3,655,038	3,472,286
Herbst Gaming, Inc. bank term loan FRN Ser. B, 7.235s, 2014	1,857,333	1,807,804
Herbst Gaming, Inc. bank term loan FRN Ser. DD, 7.235s, 2014	931,000	906,173
Isle of Capri Casinos, Inc. bank term loan FRN 7.11s, 2014	1,476,471	1,402,647
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
7.11s, 2014 (U)	442,941	420,794
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
7 1/4s, 2014	590,588	561,059
Seminole Tribe of Florida bank term loan FRN Ser. B1,
6.948s, 2014	129,555	125,884
Seminole Tribe of Florida bank term loan FRN Ser. B2,
3/4s, 2014	437,187	424,800
Seminole Tribe of Florida bank term loan FRN Ser. B3,
6 7/8s, 2014	433,198	420,925
Tropicana Entertainment bank term loan FRN Ser. B, 7.86s, 2011	3,614,151	3,432,154
Trump Hotel & Casino Resort, Inc. bank term loan FRN
7.862s, 2012	1,869,003	1,829,287
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. B-1,
7.9s, 2012	1,859,516	1,820,001
		20,196,696

Health Care (9.7%)
Accellent, Inc. bank term loan FRN Ser. B, 8.01s, 2012	3,176,332	3,001,634
Carestream Health, Inc. bank term loan FRN 7.341s, 2013	3,550,000	3,305,938
Community Health Systems, Inc. bank term loan FRN Ser. B,
7 3/4s, 2014	5,666,295	5,434,136
Community Health Systems, Inc. bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	356,896	342,274
Concentra, Inc. bank term loan FRN Ser. B, 7 3/4s, 2014	1,550,000	1,435,688
CRC Health Corp. bank term loan FRN 7.61s, 2013	760,167	739,262
CRC Health Corp. bank term loan FRN 7.6s, 2013	1,282,207	1,246,946
Davita, Inc. bank term loan FRN Ser. B, 6.877s, 2012	5,003,688	4,841,060
Fenwal Controls of Japan, Ltd. bank term loan FRN 7.61s,
2014 (Japan)	2,821,500	2,585,199
Fenwal Controls of Japan, Ltd. bank term loan FRN Ser. DD,
7 3/4s, 2014 (Japan) (U)	471,429	431,946
HCA, Inc. bank term loan FRN Ser. B, 7.61s, 2013	2,985,000	2,870,964
Health Management Associates, Inc. bank term loan FRN
7.11s, 2014	2,438,888	2,287,220
Healthsouth Corp. bank term loan FRN Ser. B, 7.86s, 2013	1,774,649	1,703,663
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. DD, 7.35s, 2014 (U)	798,887	745,462
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.22s, 2014	213,037	198,790

36

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Health Care continued
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 7.36s, 2014	$2,332,231	$2,176,263
Inverness Medical Innovation bank term loan FRN Ser. B,
7 1/2s, 2014	3,040,000	2,903,200
Magellan Health Services, Inc. bank term loan FRN 5.21s, 2008	360,360	349,550
Magellan Health Services, Inc. bank term loan FRN Ser. B,
7.11s, 2008	180,180	174,775
Psychiatric Solutions, Inc. bank term loan FRN Ser. B,
7.111s, 2012	3,926,558	3,759,679
Quintiles Transnational Corp. bank term loan FRN 7.36s, 2013	1,481,250	1,407,188
Select Medical Corp. bank term loan FRN Ser. B, 7.3s, 2012	738,263	696,736
Sun Healthcare Group, Inc. bank term loan FRN 7.36s, 2014 (U)	341,379	327,724
Sun Healthcare Group, Inc. bank term loan FRN 7.355s, 2014	434,483	417,103
Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
7.355s, 2014	1,924,138	1,847,172
Surgical Care Affiliates, Inc. bank term loan FRN Ser. B,
7.57s, 2015	2,620,000	2,371,100
United Surgical Partners International, Inc. bank term loan FRN
9 1/4s, 2014	1,840,548	1,718,612
United Surgical Partners International, Inc. bank term loan FRN
Ser. DD, 1 1/4s, 2014 (U)	354,839	331,331
Vanguard Health Systems, Inc. bank term loan FRN 7.61s, 2011	2,210,297	2,113,597
		51,764,212

Homebuilding (0.2%)
Standard-Pacific Corp. bank term loan FRN Ser. B, 7.02s, 2013	1,399,800	1,299,481

Household Furniture and Appliances (0.6%)
National Bedding Co. bank term loan FRN 10.36s, 2012	1,350,000	1,278,000
National Bedding Co. bank term loan FRN 7.431s, 2011	1,764,245	1,658,391
		2,936,391

Media (1.2%)
Affinion Group, Inc. bank term loan FRN Ser. B, 8s, 2013	2,558,832	2,473,538
VNU NV Group BV bank term loan FRN Ser. B, 7.61s,
2013 (Netherlands)	2,977,500	2,859,228
Warner Music Group bank term loan FRN Ser. B, 7.396s, 2011	1,169,351	1,143,040
		6,475,806

Publishing (4.5%)
American Media Operations, Inc. bank term loan FRN
8.59s, 2013	2,000,000	1,910,000
Cenveo, Inc. bank term loan FRN 7.11s, 2014	3,324,103	3,166,209
Cenveo, Inc. bank term loan FRN 7.1s, 2014 (U)	208,271	198,378
GateHouse Media, Inc. bank term loan FRN 7.61s, 2014	2,694,565	2,438,582
GateHouse Media, Inc. bank term loan FRN 7.36s, 2014	1,005,435	909,918
GateHouse Media, Inc. bank term loan FRN Ser. B, 7 3/4s, 2014	175,000	158,922
Penton Media, Inc. bank term loan FRN 7.61s, 2013	2,094,750	1,979,539
Quebecor, Inc. bank term loan FRN Ser. B, 7.36s,
2013 (Canada)	2,458,750	2,378,841

37

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Publishing continued
R.H. Donnelley, Inc. bank term loan FRN Ser. A-4, 6.726s, 2009	$146,839	$140,598
R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6.86s, 2011	304,007	292,151
Reader’s Digest Association, Inc. (The) bank term loan FRN
7.347s, 2014	5,103,470	4,720,710
Sun Media Corp. bank term loan FRN Ser. B, 7.108s,
2009 (Canada)	668,507	643,438
Tribune Co. bank term loan FRN Ser. B, 8.359s, 2014	5,275,000	4,778,823
		23,716,109

Restaurants (0.4%)
Buffets Holdings, Inc. bank term loan FRN 8.11s, 2013	1,186,538	1,115,345
Buffets Holdings, Inc. bank term loan FRN 5 1/4s, 2013	157,500	148,050
NPC International, Inc. bank term loan FRN Ser. B, 7.124s, 2013	1,040,000	1,001,000
		2,264,395

Retail (2.9%)
Adesa, Inc. bank term loan FRN 7.61s, 2013	4,050,000	3,789,281
Claire’s Stores, Inc. bank term loan FRN 8.11s, 2014	1,965,000	1,798,794
J Crew Operating Corp. bank term loan FRN Ser. B,
7.102s, 2013	280,702	270,877
Michaels Stores, Inc. bank term loan FRN Ser. B, 7 5/8s, 2013	3,925,113	3,691,008
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.11s, 2013	1,482,933	1,437,915
PETCO Animal Supplies, Inc. bank term loan FRN 7.608s, 2013	2,238,750	2,160,394
Supervalu, Inc. bank term loan FRN Ser. B, 6.86s, 2012	2,320,625	2,256,084
		15,404,353

Technology (5.6%)
Activant Solutions Holdings, Inc. bank term loan FRN Ser. B,
7 3/8s, 2013	2,988,391	2,786,675
Affiliated Computer Services, Inc. bank term loan FRN Ser. B,
7.32s, 2013	2,167,000	2,112,825
Affiliated Computer Services, Inc. bank term loan FRN Ser. B2,
7.335s, 2013	396,000	386,100
AMI Semiconductor, Inc. bank term loan FRN 6.86s, 2012	4,146,637	4,022,238
Aspect Software, Inc. bank term loan FRN 8.36s, 2011	2,828,625	2,658,908
Compucom Systems, Inc. bank term loan FRN 8.86s, 2014	1,890,000	1,819,125
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.61s, 2013	717,000	706,245
ON Semiconductor Corp. bank term loan FRN Ser. B,
7.11s, 2013	698,250	666,829
Open Solutions, Inc. bank term loan FRN Ser. B, 7.485s, 2014	2,199,592	2,045,621
Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 8.36s, 2014	1,720,000	1,668,400
Reynolds & Reynolds Co. (The) bank term loan FRN 7.36s, 2012	2,485,378	2,376,643
Sabre Holdings Corp. bank term loan FRN 7.608s, 2014	3,741,459	3,459,447
SS&C Technologies, Inc. bank term loan FRN Ser. B, 7.85s, 2012	2,093,318	2,030,518
SS&C Technologies, Inc. bank term loan FRN Ser. B, 7.838s, 2012	84,882	82,336

38

SENIOR LOANS (85.0%)* (c) continued

	Principal amount	Value

Technology continued
SunGard Data Systems, Inc. bank term loan FRN 7.356s, 2014	$395,317	$381,975
Travelport bank term loan FRN 7.86s, 2013	236,438	226,390
Travelport bank term loan FRN Ser. B, 7.753s, 2013	1,178,358	1,128,278
TTM Technologies, Inc. bank term loan FRN 7.68s, 2012	1,444,250	1,400,923
		29,959,476

Textiles (0.9%)
Hanesbrands, Inc. bank term loan FRN 9.11s, 2014	1,000,000	990,500
Hanesbrands, Inc. bank term loan FRN 7.132s, 2013	2,361,482	2,291,006
Levi Strauss & Co. bank term loan FRN 7.568s, 2014	1,400,000	1,295,000
		4,576,506

Tire & Rubber (0.6%)
Cooper-Standard Automotive, Inc. bank term loan FRN
7 7/8s, 2012	640,250	610,638
Cooper-Standard Automotive, Inc. bank term loan FRN Ser. B,
7 7/8s, 2012	224,557	217,118
Cooper-Standard Automotive, Inc. bank term loan FRN Ser. C,
7 7/8s, 2012	561,354	542,760
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.1s, 2010	2,000,000	1,887,500
		3,258,016

Transportation (1.1%)
Delta Airlines, Inc. bank term loan FRN 7.36s, 2012	2,457,000	2,332,614
United Airlines Corp. bank term loan FRN Ser. B, 7 3/8s, 2014	3,681,500	3,452,172
		5,784,786

Utilities & Power (4.4%)
Dynegy, Inc. bank term loan FRN 7.005s, 2013	3,512,234	3,333,110
Dynegy, Inc. bank term loan FRN 6.82s, 2013	312,766	296,815
El Paso Corp. bank term loan FRN 5.12s, 2011	2,100,000	2,056,688
Knight, Inc. bank term loan FRN Ser. B, 7s, 2014	5,333,333	5,058,336
Mirant North America, LLC bank term loan FRN 7.07s, 2013	2,674,885	2,600,210
NRG Energy, Inc. bank term loan FRN 8s, 2014 (U)	1,077,734	1,038,666
NRG Energy, Inc. bank term loan FRN 7.11s, 2014	1,299,420	1,248,371
NRG Energy, Inc. bank term loan FRN 7.11s, 2014	3,130,005	3,007,040
Reliant Energy, Inc. bank term loan FRN 7 1/4s, 2014	2,435,000	2,322,381
TPF Generation Holdings, LLC bank term loan FRN 7 1/4s, 2013	132,138	126,059
TPF Generation Holdings, LLC bank term loan FRN 5.26s, 2013	421,520	402,130
TPF Generation Holdings, LLC bank term loan FRN Ser. B,
7.36s, 2013	2,227,323	2,124,866
		23,614,672

Total senior loans (cost $474,128,173)		$452,434,800

39

CORPORATE BONDS AND NOTES (5.5%)*

	Principal amount	Value

Basic Materials (0.6%)
Builders FirstSource, Inc. company guaranty FRN 9.808s, 2012	$655,000	$628,800
Clondalkin Acquisition BV 144A sec. FRN 7.359s,
2013 (Netherlands)	265,000	247,775
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. FRN
8.564s, 2015	1,000,000	1,030,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC sec.
FRN 10.058s, 2014	1,000,000	1,020,000
		2,926,575

Capital Goods (0.4%)
Berry Plastics Holding Corp. sec. FRN 9.235s, 2014	1,000,000	990,000
General Cable Corp. company guaranty FRN 7.735s, 2015	1,000,000	970,000
		1,960,000

Communication Services (0.8%)
Centennial Communications Corp. sr. notes FRN 11.11s, 2013	750,000	768,750
Intelsat Bermuda, Ltd. company guaranty FRN 8.886s,
2015 (Bermuda)	400,000	403,000
iPCS, Inc. 144A sec. FRN 7.481s, 2013	440,000	424,600
Level 3 Financing, Inc. 144A company guaranty FRN 9.15s, 2015	1,000,000	935,000
Qwest Corp. sr. notes FRN 8.61s, 2013	1,250,000	1,318,750
Rural Cellular Corp. 144A sr. sub. notes FRN 8.36s, 2013	460,000	469,200
		4,319,300

Consumer Cyclicals (1.2%)
Aramark Corp. company guaranty FRN 8.856s, 2015	1,500,000	1,492,500
Autonation, Inc. company guaranty FRN 7.36s, 2013	1,000,000	940,000
Ford Motor Credit Corp. sr. unsec. FRN 8.11s, 2012	2,200,000	2,021,244
Harry & David Holdings, Inc. company guaranty FRN
10.36s, 2012	500,000	487,500
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,000,000	1,037,500
Seminole Hard Rock Entertainment, Inc. 144A sec. FRN
7.86s, 2014	425,000	414,375
		6,393,119

Consumer Staples (0.3%)
Playtex Products, Inc. company guaranty 8s, 2011	1,000,000	1,032,500
Universal City Florida Holding Co. sr. notes FRN 10.106s, 2010	670,000	676,700
		1,709,200

Financial (0.2%)
GMAC, LLC unsub. notes FRN 6.808s, 2009	1,000,000	917,003
USI Holdings Corp. 144A sr. notes FRN 9.433s, 2014	190,000	176,700
		1,093,703

40

CORPORATE BONDS AND NOTES (5.5%)* continued

	Principal amount	Value

Health Care (0.5%)
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	$2,555,000	$2,232,901
US Oncology Holdings, Inc. 144A sr. unsec. notes FRN
9.797s, 2012 ‡‡	490,000	453,250
		2,686,151

Technology (1.3%)
Freescale Semiconductor, Inc. sr. unsec. FRN 9.235s, 2014	2,750,000	2,530,000
Nortel Networks, Ltd. 144A company guaranty FRN 9.61s,
2011 (Canada)	750,000	751,875
NXP BV/NXP Funding, LLC sec. FRN 8.11s, 2013 (Netherlands)	4,035,000	3,656,719
		6,938,594

Utilities & Power (0.2%)
Teco Energy, Inc. sr. notes FRN 7.356s, 2010	1,000,000	1,010,000

Total corporate bonds and notes (cost $30,293,940)		$29,036,642

SHORT-TERM INVESTMENTS (10.9%)*

	Principal amount/shares	Value

BA Credit Card Trust — Emerald Notes for an effective yield
of 5.33%, October 23, 2007	$3,000,000	$2,977,228
BA Credit Card Trust — Emerald Notes for an effective yield
of 5.32%, September 5, 2007	4,000,000	3,997,667
Sheffield Receivables Corp. for an effective yield of 6.09%,
November 19, 2007	2,000,000	1,973,666
U.S. Treasury Bills 4.85%, September 27, 2007 #	9,000	8,971
Yorktown Capital, LLC for an effective yield of 6.15%,
November 9, 2007	3,000,000	2,965,890
Putnam Prime Money Market Fund (e)	46,346,773	46,346,773

Total short-term investments (cost $58,270,195)		$58,270,195

TOTAL INVESTMENTS

Total investments (cost $562,692,308)		$539,741,637

* Percentages indicated are based on net assets of $532,536,791.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2007.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at August 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

41

(U) A portion of the position represents unfunded loan commitments (Note 7).

At August 31, 2007, liquid assets totaling $10,121,200 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at August 31, 2007.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

			Number of		Expiration	Unrealized
			contracts	Value	date	depreciation

U.S. Treasury Note 2 yr (Short)			11	$2,267,719	Dec-07	$(2,553)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

			Payments	Payments
Swap counterparty /	Termination		made by	received by		Unrealized
Notional amount	date		fund per annum	fund per annum		depreciation

Citibank, N.A.
$2,140,000	1/23/17		5.2675%	3 month USD-LIBOR-BBA		$(9,383)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

		Upfront			Fixed payments
Swap counterparty /		premium	Notional	Termination	received (paid) by	Unrealized
Referenced debt*		received (paid)**	amount	date	fund per annum	depreciation

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15		$—	$ 235,000	6/20/12	230 bp	$ (14,719)

JPMorgan Chase Bank, N.A.
Idearc, Inc. T/L B L		—	5,150,000	6/20/12	79 bp	(181,020)

Lehman Brothers Special Financing, Inc.
DJ LCDX NA Series 8 Index		—	5,000,000	6/20/12	120 bp	(268,033)

Total						$(463,772)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

42

Statement of assets and liabilities 8/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $516,345,535)	$493,394,864
Affiliated issuers (identified cost $46,346,773) (Note 5)	46,346,773

Cash	358,163

Interest and other receivables	5,035,268

Receivable for shares of the fund sold	2,425,504

Receivable for securities sold	17,332,065

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	669,867

Receivable for variation margin (Note 1)	3,781

Premium paid on swap contracts (Note 1)	30,000

Total assets	565,596,285

LIABILITIES

Distributions payable to shareholders	1,118,661

Payable for securities purchased	20,213,203

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	6,891,070

Payable for shares of the fund repurchased	3,349,505

Payable for compensation of Manager (Notes 2 and 5)	605,620

Payable for investor servicing (Note 2)	40,713

Payable for custodian fees (Note 2)	963

Payable for Trustee compensation and expenses (Note 2)	32,403

Payable for administrative services (Note 2)	4,217

Payable for distribution fees (Note 2)	284,155

Unrealized depreciation on swap contracts (Note 1)	473,155

Other accrued expenses	45,829

Total liabilities	33,059,494

Net assets	$532,536,791

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$557,806,049

Undistributed net investment income (Note 1)	629,749

Accumulated net realized loss on investments (Note 1)	(2,472,628)

Net unrealized depreciation of investments	(23,426,379)

Total — Representing net assets applicable to capital shares outstanding	$532,536,791

(Continued on next page)

43

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($334,612,960 divided by 34,942,634 shares)	$9.58

Offering price per class A share
(100/96.75 of $9.58)*	$9.90

Net asset value and offering price per class B share
($27,146,421 divided by 2,836,094 shares)**	$9.57

Net asset value and offering price per class C share
($124,533,811 divided by 13,011,955 shares)**	$9.57

Net asset value and redemption price per class M share
($6,940,375 divided by 724,853 shares)	$9.57

Offering price per class M share
(100/98.00 of $9.57)*	$9.77

Net asset value, offering price and redemption price per class R share
($162,685 divided by 17,004 shares)	$9.57

Net asset value, offering price and redemption price per class Y share
($39,140,539 divided by 4,086,105 shares)	$9.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

44

Statement of operations Six months ended 8/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,541,194
from investments in affiliated issuers) (Note 5)	$20,380,840

EXPENSES

Compensation of Manager (Note 2)	1,768,782

Investor servicing fees (Note 2)	244,766

Custodian fees (Note 2)	14,899

Trustee compensation and expenses (Note 2)	23,090

Administrative services (Note 2)	9,591

Distribution fees — Class A (Note 2)	457,203

Distribution fees — Class B (Note 2)	124,936

Distribution fees — Class C (Note 2)	634,282

Distribution fees — Class M (Note 2)	13,491

Distribution fees — Class R (Note 2)	3,694

Other	124,031

Fees waived and reimbursed by Manager (Note 5)	(24,422)

Total expenses	3,394,343

Expense reduction (Note 2)	(9,860)

Net expenses	3,384,483

Net investment income	16,996,357

Net realized loss on investments (Notes 1 and 3)	(525,537)

Net realized loss on swap contracts (Note 1)	(642,287)

Net realized loss on futures contracts (Note 1)	(14,274)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(25,679,524)

Net loss on investments	(26,861,622)

Net decrease in net assets resulting from operations	$(9,865,265)

The accompanying notes are an integral part of these financial statements.

45

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	8/31/07*	2/28/07

Operations:
Net investment income	$ 16,996,357	$ 28,528,102

Net realized loss on investments	(1,182,098)	(663,183)

Net unrealized appreciation (depreciation) of investments	(25,679,524)	1,127,387

Net increase (decrease) in net assets
resulting from operations	(9,865,265)	28,992,306

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(11,658,080)	(20,040,201)

Class B	(850,747)	(1,601,470)

Class C	(3,559,393)	(5,288,799)

Class M	(210,069)	(576,816)

Class R	(45,368)	(88,158)

Class Y	(728,364)	(262,159)

Redemption fees (Note 1)	8,984	5,634

Increase from capital share transactions (Note 4)	64,590,699	106,752,631

Total increase in net assets	37,682,397	107,892,968

NET ASSETS

Beginning of period	494,854,394	386,961,426

End of period (including undistributed net investment
income of $629,749 and $685,413, respectively)	$532,536,791	$494,854,394

* Unaudited

The accompanying notes are an integral part of these financial statements.

46

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47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a,d)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c,d)	net assets (%)(d)	(%)

CLASS A
August 31, 2007**	$10.03	.32	(.45)	(.13)	(.32)	(.32)	—(e)	$9.58	(1.35)*	$334,613	.52*	3.20*	45.04*
February 28, 2007	10.01	.62	—(e)	.62	(.60)	(.60)	—(e)	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—(e)	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005†	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09*	89,085	.63*	1.73*	51.36*

CLASS B
August 31, 2007**	$10.03	.29	(.46)	(.17)	(.29)	(.29)	—(e)	$9.57	(1.74)*	$27,146	.82*	2.90*	45.04*
February 28, 2007	10.01	.56	—(e)	.56	(.54)	(.54)	—(e)	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—(e)	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99*	8,961	.83*	1.31*	51.36*

CLASS C
August 31, 2007**	$10.03	.28	(.46)	(.18)	(.28)	(.28)	—(e)	$9.57	(1.84)*	$124,534	.90*	2.82*	45.04*
February 28, 2007	10.01	.55	—(e)	.55	(.53)	(.53)	—(e)	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—(e)	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92*	24,467	.90*	1.25*	51.36*

CLASS M
August 31, 2007**	$10.03	.31	(.46)	(.15)	(.31)	(.31)	—(e)	$9.57	(1.54)*	$6,940	.60*	3.12*	45.04*
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—(e)	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01(f )	.42	(.44)	(.44)	—(e)	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22*	21,834	.61*	1.57*	51.36*

CLASS R
August 31, 2007**	$10.03	.30	(.45)	(.15)	(.31)	(.31)	—(e)	$9.57	(1.57)*	$163	.65*	3.05*	45.04*
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—(e)	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—(e)	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17*	10	.66*	1.44*	51.36*

CLASS Y
August 31, 2007**	$10.03	.34	(.46)	(.12)	(.33)	(.33)	—(e)	$9.58	(1.25)*	$39,141	.39*	3.33*	45.04*
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—(e)	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006†††	10.01	.22	—(e)	.22	(.22)	(.22)	—(e)	10.01	2.19*	5,747	.34*	2.20*	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

 ** Unaudited.

† For the period August 4, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	8/31/07	2/28/07	2/28/06	2/28/05

Class A	<0.01%	0.01%	0.03%	0.16%

Class B	<0.01	0.01	0.03	0.14

Class C	<0.01	0.01	0.03	0.14

Class M	<0.01	0.01	0.04	0.14

Class R	<0.01	0.01	0.03	0.14

Class Y	<0.01	0.01	<0.01	—

(e) Amount represents less than $0.01 per share.

(f) The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

50

Notes to financial statements 8/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market

51

quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts

52

outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2007, the fund had a capital loss carryover of $1,082,947 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624	February 28, 2014

768,239	February 28, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2008 $192,563 of losses recognized

53

during the period November 1, 2006 to February 28, 2007.

The aggregate identified cost on a tax basis is $562,707,328, resulting in gross unrealized appreciation and depreciation of $161,824 and $23,127,515, respectively, or net unrealized depreciation of $22,965,691.

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 29, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the period ended August 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of

54

Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2007, the fund incurred $250,187 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2007, the fund’s expenses were reduced by $9,860 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $44,544 and $591 from the sale of class A and class M shares, respectively, and received $19,223 and $12,723 in contingent deferred

55

sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2007, Putnam Retail Management, acting as underwriter, received $14,750 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $252,362,382 and $221,041,950, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 8/31/07:
Shares sold	13,780,257	$ 137,108,593

Shares issued
in connection
with reinvestment
of distributions	755,698	7,450,495

	14,535,955	144,559,088

Shares
repurchased	(13,629,675)	(134,032,729)

Net increase	906,280	$ 10,526,359

Year ended 2/28/07:
Shares sold	25,134,460	$ 250,804,952

Shares issued
in connection
with reinvestment
of distributions	1,296,082	12,929,018

	26,430,542	263,733,970

Shares
repurchased	(18,745,837)	(187,016,298)

Net increase	7,684,705	$ 76,717,672

CLASS B	Shares	Amount

Six months ended 8/31/07:
Shares sold	772,675	$ 7,675,907

Shares issued
in connection
with reinvestment
of distributions	69,316	683,474

	841,991	8,359,381

Shares
repurchased	(855,804)	(8,434,174)

Net decrease	(13,813)	$ (74,793)

Year ended 2/28/07:
Shares sold	1,683,035	$ 16,791,553

Shares issued
in connection
with reinvestment
of distributions	131,702	1,313,241

	1,814,737	18,104,794

Shares
repurchased	(1,525,406)	(15,203,569)

Net increase	289,331	$ 2,901,225

CLASS C	Shares	Amount

Six months ended 8/31/07:
Shares sold	4,325,817	$ 43,065,690

Shares issued
in connection
with reinvestment
of distributions	218,256	2,149,403

	4,544,073	45,215,093

Shares
repurchased	(2,926,378)	(28,748,299)

Net increase	1,617,695	$ 16,466,794

Year ended 2/28/07:
Shares sold	7,266,291	$ 72,463,608

Shares issued
in connection
with reinvestment
of distributions	325,802	3,248,770

	7,592,093	75,712,378

Shares
repurchased	(3,846,382)	(38,338,211)

Net increase	3,745,711	$ 37,374,167

56

CLASS M	Shares	Amount

Six months ended 8/31/07:
Shares sold	116,133	$ 1,148,728

Shares issued
in connection
with reinvestment
of distributions	17,621	173,639

	133,754	1,322,367

Shares
repurchased	(83,622)	(830,030)

Net increase	50,132	$ 492,337

Year ended 2/28/07:
Shares sold	184,093	$ 1,837,941

Shares issued
in connection
with reinvestment
of distributions	48,935	488,242

	233,028	2,326,183

Shares
repurchased	(1,049,456)	(10,479,055)

Net decrease	(816,428)	$ (8,152,872)

CLASS R	Shares	Amount
Six months ended 8/31/07:
Shares sold	327,554	$ 3,278,608

Shares issued
in connection
with reinvestment
of distributions	4,438	44,006

	331,992	3,322,614

Shares
repurchased	(350,231)	(3,439,199)

Net decrease	(18,239)	$ (116,585)

Year ended 2/28/07:
Shares sold	234,503	$ 2,346,948

Shares issued
in connection
with reinvestment
of distributions	8,733	86,980

	243,236	2,433,928

Shares
repurchased	(231,449)	(2,305,312)

Net increase	11,787	$ 128,616

CLASS Y	Shares	Amount
Six months ended 8/31/07:
Shares sold	4,811,494	$ 47,944,796

Shares issued
in connection
with reinvestment
of distributions	18,858	184,456

	4,830,352	48,129,252

Shares
repurchased	(1,095,566)	(10,832,665)

Net increase	3,734,786	$ 37,296,587

Year ended 2/28/07:
Shares sold	155,036	$ 1,547,216

Shares issued
in connection
with reinvestment
of distributions	26,221	261,646

	181,257	1,808,862

Shares
repurchased	(403,900)	(4,025,039)

Net decrease	(222,643)	$ (2,216,177)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2007, management fees paid were reduced by $24,422 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,541,194 for the period ended August 31, 2007. During the period ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam

57

Prime Money Market Fund aggregated $220,324,862 and $207,687,558, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of August 31, 2007, the fund had unfunded loan commitments of $6,219,035, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Cenveo, Inc.	$ 116,088

Community Health
Systems, Inc.	356,896

Fenwal Controls of
Japan, Ltd.	471,429

Golden Nugget, Inc.	1,263,636

Hub International, Ltd.	145,569

IASIS Healthcare,
LLC/IASIS Capital Corp.	207,711

Isle of Capri Casinos, Inc.	442,941

Meg Energy Corp.	1,350,000

Borrower	Unfunded Commitments

NRG Energy, Inc.	$1,077,734

Sun Healthcare Group, Inc.	124,138

United Surgical Partners
International, Inc.	354,839

Univision Communications, Inc.	308,054

Total	$6,219,035

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material

58

effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

59

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

23,980,666	750,778	1,011,840

All tabulations are rounded to the nearest whole number.

60

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA096 247476 10/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 29, 2008

Date of reporting period: March 1, 2007 — August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

8|31|07

Semiannual Report

PUTNAM INVESTMENTS

PUTNAM ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help
weather changing market environments.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Income Strategies
Fund

8| 31| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Shareholder meeting results	82
Brokerage commissions	83

Message from the Trustees

Dear Fellow Shareholder

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of

Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Income Strategies Fund: pursuing income
through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy to pursue its income objective to attempt to achieve less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

The fund invests in a wide range of income-generating

securities across several asset classes.

Performance snapshot

Putnam Income
Strategies Fund

Average annual total return (%) comparison as of 8/31/07

The fund — class A shares before sales charge
Putnam Income Strategies Fund

Fund’s custom benchmark
Income Strategies Blended Index

Fund’s Lipper peer group average
Mixed-Asset Target Allocation Conservative Funds

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

Several factors created a challenging environment for Putnam Income Strategies Fund during the first six months of its 2008 fiscal year, which ended August 31, 2007. First and foremost was turmoil in the subprime mortgage market. Amid increasing market volatility, we focused on preserving the value of the fund’s portfolio. In this regard, we were successful, as the fund’s results before sales charges were modestly positive. However, the fund underperformed both its custom blended benchmark and the average for its peer group, Lipper Mixed-Asset Target-Allocation Conservative Funds. We attribute this relative underperformance, in part, to the fund’s conservative asset allocation. Stock market volatility increased significantly during the period, and we reduced the portfolio’s equity exposure as part of our risk management efforts. While this move helped keep the fund’s share price relatively stable, it prevented the fund from benefiting when stock prices rose modestly. In addition, the fund’s quantitative stock selection methodology did not perform as well as we had expected; its results were skewed by the rapid sell-off of stocks by hedge fund managers and other investors seeking to reduce risk in their portfolios.

Market overview

The first four months of the fund’s fiscal year were characterized by increasing volatility in the fixed-income markets. The yield on the 10-year Treasury note increased from about 4.50% at the end of February to 5.30% in mid-June, causing bond prices, which move in the opposite direction of bond yields, to decline substantially. As an indication of the magnitude of this decline, we note that the Lehman Aggregate Bond Index, an index of U.S. investment-grade bonds, underperformed cash investments for the period, as measured by the Merrill Lynch 91-Day Treasury Bill Index. In such an environment, fixed-income investors could not expect to produce any meaningful gains.

Adding to the challenges of the period, the subprime mortgage crisis triggered a chain of events that were, in some cases, difficult to anticipate. Financial markets suffered under the increasingly complex web of derivative products and investment strategies that had been built upon excessively risky mortgage loans. In our opinion, the full consequences of these events are still being realized; we expect them to be far-reaching and not intuitively connected to mortgage-related investments. During the period, the credit cycle changed course. Lenders imposed more stringent standards for borrowers, which not only ended the era of easy borrowing, but made it more difficult for the average homebuyer to obtain mortgage financing.

Strategy overview

Your fund pursues its objective of current income by investing in a broadly diversified portfolio of bonds and stocks. These investments are selected and weighted in such a way that the portfolio’s risk exposures remain closely aligned with those of its benchmark. We use quantitative methods to build the portfolio, seeking to optimize the combination of investment attributes that our empirical research tells us are consistently rewarded by the market. These attributes include attractive valuation, profitability, efficient use of capital assets, quality of earnings, financial management (which includes dividend policy and share repurchase programs), and overall momentum.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 8/31/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

The fund’s investment strategy is not expected to change materially over time; however, we do implement minor adjustments when we believe we can enhance returns without adding unnecessary risk. During the period, our priorities were avoiding potential problems and preserving the value of the portfolio. Although this approach led to the fund’s relative underperformance for the year, we believe it was the most prudent course in such a volatile environment. Additionally, to help preserve capital and remain conservative, we reduced exposure to REITs, high-yield corporate bonds, and equities, and increased the fund’s cash position. As previously mentioned, the fund’s

Portfolio positioning comparison

This chart shows how the portfolio’s positioning has changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Certain weightings reflect the use of cash to cover derivative holdings. The weightings shown may not match those found in the fund’s portfolio.

reduced exposure to equities was not helpful because stocks generally advanced during the period.

Shareholders should note that the fund may invest in a broader set of asset classes than are represented in the fund’s blended performance benchmark, which is composed of the Russell 3000 Index and the Lehman Aggregate Bond Index. For example, the Russell 3000 Index is an index of U.S. companies, while the fund may invest globally. The Lehman Aggregate Bond Index is an index of investment-grade bonds, yet the fund may invest in high-yield bonds, convertible bonds, and other security types that are not represented in the benchmark. Whether it actually does pursue these investments will depend on our perspective regarding strategic value and potential at any point in time.

While including overseas investments in the portfolio means the fund has some exposure to foreign currency, we do not consider the level of exposure significant enough to require active currency management. That said, the dollar declined during the period, and owning non-dollar denominated investments was a help rather than a hindrance.

Your fund’s holdings

Although the portfolio consists primarily of fixed-income securities, it often includes equities as well. Stock dividends help diversify the fund’s sources of income, and the capital appreciation potential stocks can offer can be beneficial to the fund’s share price.

As noted earlier, the allocation to equities was reduced during the period, but several equity holdings still made significant contributions to fund performance. Cummins is a machinery company that designs and manufactures diesel engines. We purchased Cummins stock because we considered it inexpensive in terms of its value-to-profit ratio. We were also attracted by its price momentum; the stock gained approximately 76% over the six months ended August 31, 2007.

The stock of Southern Copper, which operates mines in Peru and Mexico, rose nearly 50% over the course of the semiannual period. We believe Southern Copper’s earnings are likely to continue to benefit from strong global demand for industrial metals and are maintaining this position.

Prior to the semiannual period, we had established a position in a managed-care service company, Wellcare Health Plans, because it satisfied the criteria we generally look for in stocks: attractive price, strong momentum, operating efficiency, and favorable earnings quality. The fund’s position gained value significantly over the course of the period, and we think it has the potential to appreciate further.

The fund’s fixed-income positions reflected our more conservative attitude. Given the fund’s broad diversification across the global investment-grade and high-yield bond markets, and with its rising cash position during the period, we effectively limited any negative effects of the subprime mortgage market crisis on your fund’s bond portfolio. The fund’s yield curve positioning, furthermore, contributed positively to performance. The yield curve is a graphical representation of the difference in yield between long- and short-term bonds. During the period, the yield curve steepened, which means that long-term bond yields rose relative to short-term bond yields. We had positioned the fund’s bond portfolio to benefit from an eventual steepening of the curve.

Moderate exposure to commercial mortgage-backed securities (CMBSs) also helped performance. CMBSs are backed by loans on large commercial real estate projects, such as office parks or shopping malls. As part of our defensive posture, we maintain a relatively high credit quality within the structured securities portion of the portfolio.

Positive performance in the bond portfolio was offset, primarily, by the fact that U.S. bonds outperformed non-U.S. bonds during the period. The fund’s bond benchmark, the Lehman Aggregate Bond Index, does not contain non-U.S. bonds but represents the broad U.S. investment-grade market. Given that the fund’s largest fixed-income exposure is to global investment-grade bonds, relative performance suffered.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead over the next several months, we believe that the change in the credit cycle will influence financial markets considerably. The universal boom-time in which all companies were benefiting has ended. We have turned a corner, and investors must be more cautious to avoid the traps. We believe there will be more differentiation between healthy and unhealthy companies. For long term investors, the challenge is to differentiate between companies whose stock prices have been unjustifiably hurt by risk aversion, market turmoil, and forced liquidations, and companies whose stock prices are hurt because the turn in the credit cycle has negatively affected their fundamentals. Over the next several months as the sorting-out process continues, it will become clearer which companies were truly hurt.

Although corporations remain generally healthy (with the exception of the financial sector), we anticipate that there will be a higher rate of defaults and widening credit spreads. We observe continued distress in credit markets and in the financial system. The fund remains positioned defensively, with the intent that it will hold its value in a down market. The fund’s cash position is larger than normal, and we are looking for value opportunities that have been created by market turmoil.

Due to recent market volatility, the world’s central banks have halted the process of hiking interest rates. In the midst of an economic slowdown and liquidity crisis at home, we anticipate that the Federal Reserve Board will intervene and cut the federal funds rate. As we enter into the next easing cycle, our hope is that Putnam Income Strategies Fund, whose yield has increased as credit spreads have widened, will offer market-beating yields, and will have proven its staying-power through volatile markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 8/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.47%	16.08%	19.73%	16.73%	19.82%	19.82%	20.57%	16.63%	21.72%	23.11%
Annual average	7.08	5.16	6.26	5.36	6.29	6.29	6.51	5.33	6.85	7.26

1 year	7.17	1.53	6.32	1.32	6.43	5.43	6.67	3.17	7.06	7.42

6 months	0.36	–4.88	0.00	–4.92	0.00	–0.98	0.12	–3.13	0.32	0.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 8/31/07

			Income	Lipper Mixed-Asset
	Lehman		Strategies	Target Allocation
	Aggregate	Russell 3000	Blended	Conservative Funds
	Bond Index	Index	Index*	category average†

Life of fund	11.44%	40.85%	18.42%	17.55%
Annual average	3.72	12.25	5.87	5.59

1 year	5.26	14.94	7.68	6.79

6 months	1.54	4.70	2.38	1.63

Index and Lipper results should be compared to fund performance at net asset value.

* The composition of the Income Strategies Blended Index is 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 6-month, 1-year, and life-of-fund periods ended 8/31/07, there were 437, 395, and 250 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 2/28/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.79%	1.54%	1.54%	1.29%	1.04%	0.54%

Total annual fund
operating expenses	3.73	4.48	4.48	4.23	3.98	3.48

* Reflects Putnam Management’s decision to contractually limit expenses through 2/29/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 8/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.222		$0.182	$0.182	$0.195		$0.207	$0.236

Capital gains	—		—	—	—		—	—

Total	$0.222		$0.182	$0.182	$0.195		$0.207	$0.236

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/07	$11.06	$11.67	$11.03	$11.04	$11.04	$11.41	$11.06	$11.07

8/31/07	10.88	11.48	10.85	10.86	10.86	11.22	10.89	10.89

Current yield
(end of period)

Current
dividend rate[1]	4.08%	3.87%	3.43%	3.43%	3.65%	3.53%	3.86%	4.30%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	4.33	4.11	3.59	3.59	3.83	3.70	3.98	4.58

Current 30-day
SEC yield
(without expense
limitation)[3]	3.10	2.93	2.36	2.35	2.59	2.51	2.74	3.34

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	24.91%	18.40%	21.94%	18.94%	22.03%	22.03%	22.83%	18.81%	24.02%	25.59%
Annual average	7.58	5.70	6.73	5.86	6.76	6.76	6.98	5.82	7.32	7.77

3 years	24.54	17.96	21.58	18.58	21.67	21.67	22.46	18.46	23.66	25.21
Annual average	7.59	5.66	6.73	5.85	6.76	6.76	6.99	5.81	7.34	7.78

1 year	8.28	2.61	7.32	2.32	7.44	6.44	7.67	4.15	7.98	8.52

6 months	1.66	–3.72	1.19	–3.79	1.20	0.21	1.32	–1.96	1.53	1.78

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2007, to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.63	$ 7.39	$ 7.39	$ 6.14	$ 4.88	$ 2.37

Ending value (after expenses)	$1,003.60	$1,000.00	$1,000.00	$1,001.20	$1,003.20	$1,004.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2007, use the calculation method below. To find the value of your investment on March 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.66	$ 7.46	$ 7.46	$ 6.19	$ 4.93	$ 2.39

Ending value (after expenses)	$1,021.52	$1,017.75	$1,017.75	$1,019.00	$1,020.26	$1,022.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.72%	1.47%	1.47%	1.22%	0.97%	0.47%

Average annualized expense
ratio for Lipper peer group*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005

Putnam Income Strategies Fund	83%*	71%*	34%†

Lipper Mixed-Asset Target Allocation
Conservative Funds category average	54%	49%	50%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 8/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

Trustee and Putnam employee fund ownership

As of August 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$413,000	$ 92,000,000

Putnam employees	$852,000	$751,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the Putnam RetirementReady Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Income Strategies Blended Index is a blend of the Lehman Aggregate Bond Index and Russell 300 Index. 75% of the index is composed of the bond index; the remaining 25% is composed of the stock index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 5th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 6th percentile of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year period ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year periods ended March 31, 2007, there were 364 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the one-year and life-of-fund periods ended September 30, 2007 were 41% and 22%, respectively. Over the one-year and life-of-fund periods ended September 30, 2007, the fund ranked 161st out of 401 and 53rd out of 250, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/07 (Unaudited)

COMMON STOCKS (23.9%)*

	Shares	Value

Basic Materials (1.5%)
Amcor, Ltd. (Australia)	2,954	$18,342
Arcelor Mittal (Netherlands)	608	40,149
BHP Billiton, Ltd. (Australia)	1,380	43,317
Builders FirstSource, Inc. †	57	747
Carpenter Technology Corp.	30	3,505
Ceradyne, Inc. †	16	1,156
CF Industries Holdings, Inc.	104	6,586
Chaparral Steel Co.	71	6,071
Cleveland-Cliffs, Inc.	54	4,119
Dow Chemical Co. (The)	98	4,178
Fletcher Building, Ltd. (New Zealand)	3,432	28,280
FMC Corp.	79	7,110
Granite Construction, Inc.	55	2,994
Grief, Inc. Class A	17	990
Hochtief AG (Germany)	38	3,814
Kobe Steel, Ltd. (Japan)	1,000	3,644
Matsushita Electric Works, Ltd. (Japan)	1,000	12,237
Mitsubishi Chemical Holdings Corp. (Japan)	500	4,680
Mitsui Chemicals, Inc. (Japan)	1,000	9,085
Monsanto Co.	57	3,975
Neenah Paper, Inc.	33	1,145
Nucor Corp.	159	8,411
Packaging Corp. of America	46	1,198
Perini Corp. †	88	4,981
PPG Industries, Inc.	98	7,188
Quanex Corp.	54	2,339
Rayonier, Inc.	95	4,060
RBC Bearings, Inc. †	48	1,704
Southern Copper Corp.	153	16,103
Travis Perkins PLC (United Kingdom)	189	6,817
Zinifex, Ltd. (Australia)	250	3,448
		262,373

Capital Goods (1.1%)
Acuity Brands, Inc.	32	1,681
Alstom (France)	14	2,543
Andritz AG (Austria)	79	5,127
Applied Industrial Technologies, Inc.	94	3,006
Autoliv, Inc. (Sweden)	68	3,901
BAE Systems PLC (United Kingdom)	866	8,087
Boeing Co. (The)	239	23,111
Cummins, Inc.	200	23,684
Eaton Corp.	20	1,884
Emerson Electric Co.	195	9,600
EnPro Industries, Inc. †	68	2,842
Flow International Corp. †	177	1,453

COMMON STOCKS (23.9%)* continued

	Shares	Value

Capital Goods continued
Freightcar America, Inc.	92	$4,168
Herman Miller, Inc.	111	3,221
II-VI, Inc. †	39	1,217
Illinois Tool Works, Inc.	113	6,573
Intevac, Inc. †	74	1,209
Lockheed Martin Corp.	158	15,664
Manitowoc Co., Inc. (The)	30	2,385
Nordson Corp.	30	1,506
Orbital Sciences Corp. †	82	1,801
Parker-Hannifin Corp.	43	4,621
Raytheon Co.	39	2,392
Siemens AG (Germany)	149	18,726
Steelcase, Inc.	146	2,575
Terex Corp. †	166	13,260
Thomas & Betts Corp. †	124	6,868
Tomkins PLC (United Kingdom)	2,482	11,986
United Technologies Corp.	78	5,821
USEC, Inc. †	134	1,794
Wabtec Corp.	78	2,923
		195,629

Communication Services (1.2%)
AT&T, Inc. #	550	21,929
Belgacom SA (Belgium)	514	22,554
BT Group PLC (United Kingdom)	3,420	21,775
Cbeyond, Inc. †	142	5,518
Comcast Corp. Class A †	159	4,148
CT Communications, Inc.	104	3,276
DirecTV Group, Inc. (The) †	245	5,716
Echostar Communications Corp. Class A †	76	3,216
Embarq Corp.	38	2,372
France Telecom SA (France)	307	9,292
Golden Telecom, Inc. (Russia)	40	2,744
InterDigital, Inc. †	80	1,849
KDDI Corp. (Japan)	3	23,187
Koninklijke (Royal) KPN NV (Netherlands)	1,238	19,345
Liberty Global, Inc. Class A †	133	5,450
Sprint Nextel Corp.	722	13,660
Telecom Corp. of New Zealand, Ltd. (New Zealand)	7,017	21,044
Telecom Italia SpA RNC (Italy)	6,705	15,053
USA Mobility, Inc. †	55	1,015
Verizon Communications, Inc.	487	20,396
Windstream Corp.	144	2,056
		225,595

COMMON STOCKS (23.9%)* continued

	Shares	Value

Conglomerates (0.2%)
3M Co.	119	$10,828
General Electric Co.	212	8,240
Honeywell International, Inc.	49	2,751
Swire Pacific, Ltd. (Hong Kong)	1,500	16,583
		38,402

Consumer Cyclicals (2.3%)
Aaron Rents, Inc.	138	3,531
Adecco SA (Switzerland)	36	2,355
Aeropostale, Inc. †	40	828
Amazon.com, Inc. †	47	3,756
American Woodmark Corp.	90	2,715
Ameristar Casinos, Inc.	38	1,099
Big Lots, Inc. †	129	3,840
Blue Nile, Inc. †	45	3,799
Buckle, Inc. (The)	74	2,768
Casey’s General Stores, Inc.	22	624
Charlotte Russe Holding, Inc. †	111	1,939
Citadel Broadcasting Corp.	137	558
Consolidated Graphics, Inc. †	37	2,452
CTC Media, Inc. (Russia) †	82	1,886
Davis Service Group PLC (United Kingdom)	2,164	25,851
De La Rue PLC (United Kingdom)	713	10,731
Deckers Outdoor Corp. †	38	3,579
Dolby Laboratories, Inc. Class A †	64	2,332
Dollar Tree Stores, Inc. †	145	6,300
Dress Barn, Inc. †	9	158
Electrolux AB Class B (Sweden)	920	20,665
Expedia, Inc. †	127	3,791
EZCORP, Inc. Class A †	133	1,619
Family Dollar Stores, Inc.	109	3,192
GameStop Corp. †	76	3,811
Geberit International AG (Switzerland)	26	3,834
General Motors Corp.	120	3,689
Genesco, Inc. †	83	3,809
Genlyte Group, Inc. (The) †	29	2,105
Guess ?, Inc.	74	3,922
Gymboree Corp. (The) †	42	1,684
Hankyu Department Stores (Japan)	1,000	8,731
Hasbro, Inc.	91	2,567
J Crew Group, Inc. †	75	3,738
Jackson Hewitt Tax Service, Inc.	181	5,225
JC Penney Co., Inc. (Holding Co.)	20	1,375
Kesa Electricals PLC (United Kingdom)	2,234	13,959
Kimball International, Inc. Class B	108	1,450
Lodgenet Entertainment Corp. †	79	2,070
Manpower, Inc.	26	1,827
Marks & Spencer Group PLC (United Kingdom)	881	11,121

COMMON STOCKS (23.9%)* continued

	Shares	Value

Consumer Cyclicals continued
Mattel, Inc.	272	$5,883
Mediaset SpA (Italy)	1,824	19,365
Men’s Wearhouse, Inc. (The)	74	3,750
NBTY, Inc. †	82	3,009
Next PLC (United Kingdom)	360	14,049
NIKE, Inc. Class B	46	2,592
Nordstrom, Inc.	32	1,539
Omnicom Group, Inc.	60	3,056
Pacific Sunwear of California, Inc. †	273	3,825
Perry Ellis International, Inc. †	75	2,047
Phillips-Van Heusen Corp.	39	2,271
Priceline.com, Inc. †	47	3,900
RadioShack Corp.	105	2,496
Sherwin-Williams Co. (The)	119	8,212
Sinclair Broadcast Group, Inc. Class A	249	3,103
Skechers U.S.A., Inc. Class A †	105	2,082
Snap-On, Inc.	48	2,351
Steven Madden, Ltd.	124	3,053
Target Corp.	80	5,274
Time Warner, Inc.	638	12,109
TJX Cos., Inc. (The)	69	2,104
Toyota Motor Corp. (Japan)	200	11,675
Valeo SA (France)	533	25,948
Volkswagen AG (Preference) (Germany)	165	20,654
Volkswagon AG (Germany)	220	45,451
Wal-Mart Stores, Inc.	356	15,532
Walt Disney Co. (The)	227	7,627
Wiley (John) & Sons, Inc. Class A	54	2,239
William Hill PLC (United Kingdom)	159	1,976
		422,457

Consumer Staples (1.3%)
Alberto-Culver Co.	92	2,132
Alliance One International, Inc. †	372	2,864
Altria Group, Inc.	282	19,574
Autogrill SpA (Italy)	458	9,605
Avon Products, Inc.	87	2,988
Brinker International, Inc.	98	2,826
Campbell Soup Co.	35	1,321
CBRL Group, Inc.	88	3,293
CEC Entertainment, Inc. †	77	2,364
Coca-Cola Co. (The)	50	2,689
Colgate-Palmolive Co.	55	3,648
Darden Restaurants, Inc.	76	3,162
Estee Lauder Cos., Inc. (The) Class A	111	4,616
Flowers Foods, Inc.	39	805
General Mills, Inc.	115	6,426
Heidrick & Struggles International, Inc. †	80	3,748
Imperial Sugar Co.	143	4,111

COMMON STOCKS (23.9%)* continued

	Shares	Value

Consumer Staples continued
InBev NV (Belgium)	426	$34,991
ITT Educational Services, Inc. †	9	988
Jack in the Box, Inc. †	68	4,231
Jeronimo Martins, SGPS, SA (Portugal)	4,896	27,993
Korn/Ferry International †	99	2,199
Kroger Co. #	230	6,113
Labor Ready, Inc. †	150	3,132
Longs Drug Stores Corp.	51	2,689
Mannatech, Inc.	141	1,162
McDonald’s Corp.	55	2,709
MGP Ingredients, Inc.	98	1,417
Molson Coors Brewing Co. Class B	42	3,757
Nash Finch Co.	74	2,776
Nichirei Corp. (Japan)	3,000	14,067
Papa John’s International, Inc. †	58	1,471
PepsiCo, Inc.	76	5,170
Procter & Gamble Co. (The)	49	3,200
Ralcorp Holdings, Inc. †	32	1,977
Reynolds American, Inc.	242	16,001
Robert Half International, Inc.	91	2,907
Ruby Tuesday, Inc.	89	1,971
Safeway, Inc.	477	15,135
Sonic Corp. †	77	1,680
Universal Corp.	37	1,818
UST, Inc.	87	4,287
Yum! Brands, Inc.	116	3,796
		243,809

Energy (1.7%)
Basic Energy Services, Inc. †	69	1,426
Chevron Corp. #	314	27,557
ConocoPhillips	170	13,921
Dawson Geophysical Co. †	22	1,493
ENI SpA (Italy)	179	6,162
ENSCO International, Inc.	42	2,277
Exxon Mobil Corp. #	598	51,267
Global Industries, Ltd. †	230	5,561
Grey Wolf, Inc. †	368	2,444
GulfMark Offshore, Inc. †	105	4,814
Hercules Offshore, Inc. †	37	941
Holly Corp.	47	3,133
Lufkin Industries, Inc.	23	1,308
Marathon Oil Corp.	436	23,496
NATCO Group, Inc. †	54	2,697
Occidental Petroleum Corp.	92	5,215
Questar Corp.	134	6,696
Royal Dutch Shell PLC Class A (Netherlands)	1,261	48,840
Royal Dutch Shell PLC Class B (Netherlands)	1,119	43,562
Santos, Ltd. (Australia)	165	1,786

COMMON STOCKS (23.9%)* continued

	Shares	Value

Energy continued
Statoil ASA (Norway)	1,175	$33,914
Tidewater, Inc.	170	11,127
Trico Marine Services, Inc. †	152	4,995
		304,632

Financial (8.6%)
Alabama National BanCorporation	23	1,213
Alexandria Real Estate Equities, Inc. (R)	159	14,839
Allianz SE (Germany)	139	29,811
Allstate Corp. (The)	204	11,169
AMB Property Corp. (R)	295	16,219
American Financial Group, Inc.	161	4,540
Ameriprise Financial, Inc.	136	8,297
Apartment Investment & Management Co. Class A (R)	198	8,851
Archstone-Smith Operating Trust (R)	495	29,106
Associated Estates Realty Corp. (R)	615	8,696
Asta Funding, Inc.	46	1,694
AvalonBay Communities, Inc. (R)	186	21,275
Banco Bilbao Vizcaya Argentaria SA (Spain)	709	16,349
Bank of America Corp.	273	13,836
Boston Properties, Inc. (R) #	424	42,430
BRE Properties (R)	287	15,940
Calamos Asset Management, Inc. Class A	75	1,742
Camden Property Trust (R)	133	8,178
Capital Trust, Inc. Class A (R)	59	2,045
CapitalSource, Inc. (R)	201	3,584
CB Richard Ellis Group, Inc. Class A †	110	3,247
CBL & Associates Properties (R)	370	12,195
Chubb Corp. (The)	141	7,209
Citigroup, Inc.	500	23,440
Citizens Republic Bancorp, Inc.	61	1,075
Colonial Properties Trust (R)	383	13,754
Comerica, Inc.	64	3,570
Commerce Group, Inc.	96	3,060
Commerzbank AG (Germany)	134	5,497
Commonwealth Bank of Australia (Australia)	262	11,805
Compagnia Assicuratrice Unipol SpA (Preference) (Italy)	6,584	20,931
Cousins Properties, Inc. (R)	563	15,466
Credit Agricole SA (France)	366	13,845
Credit Suisse Group (Switzerland)	392	25,703
DB RREEF Trust (Australia)	15,513	25,475
DBS Group Holdings, Ltd. (Singapore)	2,000	26,216
Deutsche Bank AG (Germany)	156	19,277
Developers Diversified Realty Corp. (R)	160	8,557
DiamondRock Hospitality Co. (R)	670	12,027
Discover Financial Services †	108	2,499
DnB Holdings ASA (Norway)	1,577	21,646
Downey Financial Corp.	89	5,037

COMMON STOCKS (23.9%)* continued

	Shares	Value

Financial continued
Duke Realty Investments, Inc. (R)	435	$14,699
Entertainment Properties Trust (R)	327	15,644
Equity Lifestyle Properties, Inc. (R)	172	8,376
Equity Residential Properties Trust (R) #	746	30,019
Essex Property Trust, Inc. (R)	75	8,834
Extra Space Storage, Inc. (R)	236	3,627
Federal Realty Investment Trust (R)	95	7,987
FelCor Lodging Trust, Inc. (R)	569	12,484
First Marblehead Corp. (The)	73	2,445
General Growth Properties, Inc. (R) #	746	37,084
Goldman Sachs Group, Inc. (The)	103	18,129
Hancock Holding Co.	31	1,240
Harris & Harris Group, Inc. †	118	1,215
HBOS PLC (United Kingdom)	511	9,077
Health Care Property Investors, Inc. (R)	374	11,377
Highwoods Properties, Inc. (R)	236	8,423
Home Properties of NY, Inc. (R)	242	12,298
Hospitality Properties Trust (R)	220	8,681
Host Marriott Corp. (R)	1,532	34,148
HRPT Properties Trust (R)	1,512	14,787
Hypo Real Estate Holding (Germany)	18	991
ING Groep NV (Netherlands)	685	27,611
Interactive Data Corp.	53	1,449
Intercontinental Exchange, Inc. †	40	5,835
Jones Lang LaSalle, Inc.	113	12,620
JPMorgan Chase & Co.	271	12,065
KBC Groupe SA (Belgium)	100	12,559
KeyCorp	113	3,763
Kimco Realty Corp. (R)	524	22,438
Knight Capital Group, Inc. Class A †	146	2,006
Lehman Brothers Holdings, Inc.	177	9,705
Liberty Property Trust (R)	351	13,710
Lloyds TSB Group PLC (United Kingdom)	1,862	20,495
Loews Corp.	78	3,667
Macerich Co. (The) (R)	127	10,315
Mack-Cali Realty Corp. (R)	197	8,227
Man Group PLC (United Kingdom)	1,423	14,210
Medical Properties Trust, Inc. (R)	805	10,843
Merrill Lynch & Co., Inc.	73	5,380
Morgan Stanley	217	13,534
National Health Investors, Inc. (R)	280	8,467
National Retail Properties, Inc. (R)	445	10,453
Nationwide Financial Services, Inc. Class A	39	2,087
Nationwide Health Properties, Inc. (R)	418	11,600
Nordea AB (Sweden)	1,975	30,137
Ocwen Financial Corp. †	272	2,551
Odyssey Re Holdings Corp.	155	5,614
Omega Healthcare Investors, Inc. (R)	587	8,740
Pacific Capital Bancorp.	51	1,286

COMMON STOCKS (23.9%)* continued

	Shares	Value

Financial continued
Philadelphia Consolidated Holding Corp. †	99	$3,962
PMI Group, Inc. (The)	52	1,647
PNC Financial Services Group	77	5,418
Post Properties, Inc. (R)	312	12,452
ProLogis Trust (R)	863	51,918
PS Business Parks, Inc. (R)	134	7,571
Public Storage, Inc. (R)	308	23,340
Ramco-Gershenson Properties (R)	280	9,030
Realty Income Corp. (R)	363	9,801
Regency Centers Corp. (R)	119	8,267
Safeco Corp.	204	11,836
Safety Insurance Group, Inc.	34	1,161
Saul Centers, Inc. (R)	174	8,710
Senior Housing Properties Trust (R)	638	12,977
Simon Property Group, Inc. (R)	625	59,325
SL Green Realty Corp. (R)	249	27,766
Societe Generale (France)	104	16,821
Sovran Self Storage, Inc. (R)	84	3,789
Sterling Financial Corp.	63	1,605
Susquehanna Bancshares, Inc.	51	1,003
SWS Group, Inc.	132	2,342
Tanger Factory Outlet Centers (R)	241	9,175
Taubman Centers, Inc. (R)	239	12,328
Travelers Cos., Inc. (The)	58	2,931
U.S. Bancorp	340	10,999
Ventas, Inc. (R)	247	9,406
Vornado Realty Trust (R)	347	36,987
W.R. Berkley Corp.	399	11,926
Wachovia Corp.	257	12,588
Washington Mutual, Inc.	384	14,100
Weingarten Realty Investors (R)	386	15,521
Wells Fargo & Co.	569	20,791
Wharf (Holdings), Ltd. (Hong Kong)	3,000	12,350
Zenith National Insurance Corp.	96	4,139
Zurich Financial Services AG (Switzerland)	19	5,455
		1,553,714

Health Care (1.5%)
Aetna, Inc.	249	12,677
Alpharma, Inc. Class A †	159	3,641
American Oriental Bioengineering, Inc. (China) †	160	1,488
AMERIGROUP Corp. †	42	1,330
Amgen, Inc. †	126	6,314
Applera Corp.- Applied Biosystems Group	223	7,049
Astellas Pharma, Inc. (Japan)	100	4,637
Becton, Dickinson and Co.	113	8,694
Bio-Rad Laboratories, Inc. Class A †	22	1,855
Bristol-Myers Squibb Co.	153	4,460
Corvel Corp. †	91	2,281

COMMON STOCKS (23.9%)* continued

	Shares	Value

Health Care continued
Coventry Health Care, Inc. †	148	$8,491
Eli Lilly Co.	104	5,964
Enzon Pharmaceuticals, Inc. †	140	1,135
Forest Laboratories, Inc. †	110	4,139
Haemonetics Corp. †	25	1,241
Healthspring, Inc. †	190	3,551
Humana, Inc. †	181	11,600
Incyte Pharmaceuticals, Inc. †	409	2,389
Johnson & Johnson #	320	19,773
LCA-Vision, Inc.	13	447
McKesson Corp.	305	17,449
Medcath Corp. †	54	1,585
Medicines Co. †	44	735
Mentor Corp.	48	2,140
Merck & Co., Inc.	473	23,730
Millennium Pharmaceuticals, Inc. †	285	2,893
Molina Healthcare, Inc. †	67	2,281
Parexel International Corp. †	6	258
Pfizer, Inc.	492	12,221
Savient Pharmaceuticals, Inc. †	306	4,033
Schering-Plough Corp.	611	18,342
Sciele Pharma, Inc. †	104	2,400
Takeda Pharmaceutical Co., Ltd. (Japan)	500	34,197
UnitedHealth Group, Inc.	143	7,151
Waters Corp. †	90	5,541
WellCare Health Plans, Inc. †	151	14,904
West Pharmaceutical Services, Inc.	33	1,322
Wyeth	241	11,158
Zoll Medical Corp. †	59	1,363
		276,859

Other (0.7%)
iShares MSCI EAFE Index Fund	866	67,938
S&P 500 Index Depository Receipts (SPDR Trust Series 1)	320	47,229
Vanguard Small Cap Exchange Traded Fund (VIPERS)	222	15,786
		130,953

Technology (2.3%)
Acxiom Corp. †	177	4,337
Ansoft Corp. †	84	2,511
Apple Computer, Inc. †	43	5,955
Arris Group, Inc. †	14	213
Automatic Data Processing, Inc.	65	2,973
Blue Coat Systems, Inc. †	38	3,170
BMC Software, Inc. †	480	14,698
Brocade Communications Systems, Inc. †	569	3,983
Cisco Systems, Inc. † #	1,090	34,793
Coinstar, Inc. †	105	3,431
Compuware Corp. †	237	1,922

COMMON STOCKS (23.9%)* continued

	Shares	Value

Technology continued
Convergys Corp. †	67	$1,122
Credence Systems Corp. †	575	1,691
CSG Systems International, Inc. †	140	3,237
eBay, Inc. †	167	5,695
Electronic Data Systems Corp.	404	9,248
FEI Co. †	116	3,251
Fuji Photo Film Cos., Ltd. (Japan)	400	17,409
Fujitsu, Ltd. (Japan)	1,000	6,831
Hewlett-Packard Co.	624	30,794
Hitachi, Ltd. (Japan)	5,000	32,297
IBM Corp.	259	30,223
IHS, Inc. Class A †	33	1,666
Infospace, Inc.	44	616
Intel Corp.	365	9,399
Interwoven, Inc. †	74	964
Intuit, Inc. †	184	5,025
Konica Corp. (Japan)	500	7,850
Lexmark International, Inc. Class A †	64	2,385
Littelfuse, Inc. †	63	2,104
LTX Corp. †	381	1,554
Manhattan Associates, Inc. †	68	1,964
Mantech International Corp. Class A †	34	1,216
Microsoft Corp.	860	24,708
MicroStrategy, Inc. †	17	1,177
Mitsubishi Electric Corp. (Japan)	3,000	35,259
Motorola, Inc.	330	5,594
National Semiconductor Corp.	118	3,106
NEC Corp. (Japan)	1,000	4,724
Novellus Systems, Inc. †	88	2,409
NTT Data Corp. (Japan)	1	4,836
Omnicell, Inc. †	36	869
Oracle Corp. †	1,060	21,497
Packeteer, Inc. †	214	1,577
Photronics, Inc. †	209	2,420
Polycom, Inc. †	108	3,273
Qualcomm, Inc.	113	4,508
RF Micro Devices, Inc. †	308	1,833
SAIC, Inc. †	103	1,886
Seiko Epson Corp. (Japan)	100	2,608
Silicon Storage Technology, Inc. †	193	602
Smith Micro Software, Inc. †	78	1,286
SonicWall, Inc. †	302	2,591
SPSS, Inc. †	62	2,527
Sybase, Inc. †	113	2,605
Sykes Enterprises, Inc. †	207	3,413
Texas Instruments, Inc.	37	1,267
TheStreet.com, Inc.	168	1,717
Toshiba Corp. (Japan)	1,000	9,016
Trizetto Group †	104	1,626

COMMON STOCKS (23.9%)* continued

	Shares	Value

Technology continued
United Online, Inc.	418	$6,007
Varian, Inc. †	68	4,081
Veeco Instruments, Inc. †	139	2,446
Websense, Inc. †	100	2,057
		418,052

Transportation (0.8%)
Alaska Air Group, Inc. †	11	273
British Airways PLC (United Kingdom) †	491	4,220
Continental Airlines, Inc. Class B †	247	8,215
Deutsche Lufthansa AG (Germany)	526	15,356
ExpressJet Holdings, Inc. †	383	1,670
Frontline, Ltd. (Bermuda)	591	27,718
Horizon Lines, Inc. Class A	17	480
Orient Overseas International, Ltd. (Hong Kong)	1,500	16,246
Overseas Shipholding Group	93	6,640
Qantas Airways, Ltd. (Australia)	3,958	18,044
Republic Airways Holdings, Inc. †	145	2,761
Singapore Airlines, Ltd. (Singapore)	1,000	12,452
Singapore Maritime, Ltd. (Singapore)	12,000	13,685
SkyWest, Inc.	186	4,674
US Airways Group, Inc. †	93	2,878
		135,312

Utilities & Power (0.7%)
Alliant Energy Corp.	87	3,296
Edison International	255	13,441
El Paso Electric Co. †	94	2,098
Enel SpA (Italy)	2,572	26,571
Energen Corp.	171	9,183
FirstEnergy Corp.	56	3,441
Mirant Corp. †	13	507
National Grid PLC (United Kingdom)	931	13,956
NICOR, Inc.	42	1,746
Northwest Natural Gas Co.	33	1,533
OGE Energy Corp.	35	1,180
PG&E Corp.	348	15,486
Portland General Electric Co.	19	505
Singapore Petroleum Co., Ltd. (Singapore)	1,000	3,867
Southwest Gas Corp.	64	1,857
Tokyo Electric Power Co. (Japan)	1,300	34,128
		132,795

Total common stocks (cost $4,011,971)		$4,340,582

CORPORATE BONDS AND NOTES (11.2%)*

	Principal amount	Value

Basic Materials (1.1%)
AK Steel Corp. company guaranty 7 3/4s, 2012	$ 10,000	$9,950
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)	5,000	4,675
ARCO Chemical Co. debs. 10 1/4s, 2010	10,000	10,750
Builders FirstSource, Inc. company guaranty FRN 9.61s, 2012	5,000	4,800
Chaparral Steel Co. company guaranty 10s, 2013	15,000	17,025
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††	5,000	5,025
Equistar Chemicals LP/Equistar Funding Corp. company guaranty
10 1/8s, 2008	1,000	1,033
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. bonds
8 3/8s, 2017	15,000	16,050
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. FRN
8.564s, 2015	5,000	5,150
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015	10,000	10,600
Georgia-Pacific Corp. debs. 9 1/2s, 2011	5,000	5,300
Georgia-Pacific Corp. sr. notes 8s, 2024	5,000	4,700
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)	5,000	5,263
Graphic Packaging International Corp sr. notes 8 1/2s, 2011	5,000	5,050
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014	10,000	10,800
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012	3,000	2,933
Lyondell Chemical Co. company guaranty 8 1/4s, 2016	5,000	5,600
Lyondell Chemical Co. company guaranty 8s, 2014	5,000	5,438
MacDermid, Inc. 144A sr. sub. notes 9 1/2s, 2017	10,000	9,300
Momentive Performance Materials, Inc. 144A sr. notes
9 3/4s, 2014	15,000	14,288
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016	5,000	5,125
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014	5,000	5,088
NewPage Corp. company guaranty 10s, 2012	5,000	5,175
NewPage Holding Corp. sr. notes FRN 12.36s, 2013 ‡‡	1,311	1,298
Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s,
2011 (Canada)	5,000	4,400
Novelis, Inc. company guaranty 7 1/4s, 2015	7,000	6,790
Smurfit-Stone Container Enterprises, Inc. sr. unsec. 8s, 2017	5,000	4,769
Steel Dynamics, Inc. 144A sr. notes 6 3/4s, 2015	10,000	9,625
Tube City IMS Corp. company guaranty 9 3/4s, 2015	10,000	9,800
		205,800

Capital Goods (0.9%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	10,000	9,800
Allied Waste North America, Inc. company guaranty 6 7/8s, 2017	10,000	9,700
Baldor Electric Co. company guaranty 8 5/8s, 2017	10,000	10,325
Berry Plastics Holding Corp. company guaranty 10 1/4s, 2016	5,000	4,800
Blount, Inc. sr. sub. notes 8 7/8s, 2012	5,000	5,000
Crown Americas, LLC/Crown Americas Capital Corp. sr. notes
7 5/8s, 2013	5,000	5,025
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015	5,000	4,900

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Capital Goods continued
Hawker Beechcraft Acquisition Co., LLC 144A sr. notes
8 7/8s, 2015 ‡‡	$ 5,000	$4,875
Hawker Beechcraft Acquisition Co., LLC 144A sr. notes
8 1/2s, 2015	5,000	4,975
Hexcel Corp. sr. sub. notes 6 3/4s, 2015	5,000	4,863
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015	5,000	4,838
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	10,000	9,475
Legrand SA debs. 8 1/2s, 2025 (France)	5,000	5,750
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013	10,000	9,725
Milacron Escrow Corp. sec. notes 11 1/2s, 2011	10,000	9,625
Mueller Water Products, Inc. 144A sr. sub. notes 7 3/8s, 2017	5,000	4,750
Owens-Illinois, Inc. debs. 7 1/2s, 2010	5,000	4,975
RBS Global, Inc. / Rexnord Corp. company guaranty 9 1/2s, 2014	15,000	15,150
TD Funding Corp. company guaranty 7 3/4s, 2014	10,000	10,050
Tekni-Plex, Inc. secd. notes 10 7/8s, 2012	10,000	10,800
Titan International, Inc. company guaranty 8s, 2012	5,000	4,928
WCA Waste Corp. company guaranty 9 1/4s, 2014	5,000	5,025
		159,354

Communication Services (0.6%)
Centennial Communications Corp. sr. notes 10s, 2013	5,000	5,225
Cricket Communications, Inc. company guaranty 9 3/8s, 2014	5,000	4,900
Dobson Communications Corp. sr. notes 8 7/8s, 2013	5,000	5,275
Intelsat Bermuda, Ltd. sr. unsec. 11 1/4s, 2016 (Bermuda)	10,000	10,475
iPCS, Inc. 144A sec. FRN 7.481s, 2013	5,000	4,825
Level 3 Financing, Inc. company guaranty 12 1/4s, 2013	5,000	5,450
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	10,000	9,625
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	5,000	4,700
MetroPCS Wireless, Inc. 144A sr. notes 9 1/4s, 2014	5,000	4,925
PAETEC Holding Corp. 144A sr. notes 9 1/2s, 2015	5,000	4,775
PanAmSat Corp. company guaranty 9s, 2014	5,000	5,088
Qwest Corp. notes 8 7/8s, 2012	15,000	16,238
Rural Cellular Corp. sr. sub. FRN 11.106s, 2012	5,000	5,150
Rural Cellular Corp. 144A sr. sub. notes FRN 8.36s, 2013	5,000	5,100
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	5,000	5,175
West Corp. company guaranty 9 1/2s, 2014	5,000	5,025
Windstream Corp. company guaranty 8 5/8s, 2016	5,000	5,225
Windstream Corp. company guaranty 8 1/8s, 2013	5,000	5,163
		112,339

Consumer Cyclicals (2.2%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	5,000	4,400
ARAMARK Corp. company guaranty 8 1/2s, 2015	5,000	4,981
ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	1,980
ArvinMeritor, Inc. sr. unsec. notes 8 1/8s, 2015	5,000	4,675
Associated Materials, Inc. company guaranty 9 3/4s, 2012	5,000	5,075
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	5,000	4,550
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	10,000	9,938

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	$ 5,000	$4,700
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	12,000	11,685
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	3,000	2,745
Corrections Corporation of America sr. notes 7 1/2s, 2011	5,000	5,025
DaimlerChrysler NA Holding Corp. notes Ser. MTN, 5 3/4s, 2011	5,000	5,034
Ford Motor Co. notes 7.45s, 2031	15,000	11,250
Ford Motor Credit Corp. notes 7 7/8s, 2010	10,000	9,388
Ford Motor Credit Corp. notes 7 3/8s, 2009	5,000	4,731
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	40,000	39,409
General Motors Corp. notes 7.2s, 2011	30,000	26,550
Goodman Global Holding Co., Inc. sr. notes FRN Ser. B,
8.36s, 2012	5,000	4,900
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	1,000	1,035
Goodyear Tire & Rubber Co. (The) 144A sr. notes 8 5/8s, 2011	3,000	3,047
Hanesbrands, Inc. company guaranty FRN Ser. B, 8.784s, 2014	5,000	4,994
Hilton Hotels Corp. notes 7 5/8s, 2012	5,000	5,225
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	15,000	14,513
Jostens IH Corp. company guaranty 7 5/8s, 2012	10,000	10,025
Levi Strauss & Co. sr. notes 9 3/4s, 2015	5,000	5,175
Levi Strauss & Co. sr. notes 8 7/8s, 2016	5,000	5,025
Meritage Homes Corp. company guaranty 6 1/4s, 2015	10,000	7,900
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	5,000	5,188
MGM Mirage, Inc. company guaranty 6s, 2009	15,000	14,869
Michaels Stores, Inc. 144A sr. sub. notes 11 3/8s, 2016	5,000	4,863
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	15,000	15,825
NTK Holdings, Inc. sr. disc. notes zero %, 2014	5,000	3,125
Park Place Entertainment Corp. sr. notes 7s, 2013	5,000	5,150
Pinnacle Entertainment, Inc. 144A sr. sub. notes 7 1/2s, 2015	10,000	9,200
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	5,000	5,025
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	5,000	4,713
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016	5,000	5,125
Reader’s Digest Association, Inc. (The) 144A sr. sub. notes
9s, 2017	5,000	4,300
Scientific Games Corp. company guaranty 6 1/4s, 2012	5,000	4,763
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	10,000	9,775
Standard Pacific Corp. sr. notes 6 1/2s, 2008	5,000	4,500
Station Casinos, Inc. sr. notes 6s, 2012	5,000	4,638
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	10,000	9,900
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	10,000	9,813
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	15,000	12,975
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	10,000	8,150
UCI Holdco, Inc. 144A sr. notes FRN 12.36s, 2013 ‡‡	10,608	10,290
United Auto Group, Inc. company guaranty 7 3/4s, 2016	5,000	4,775
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	10,000	8,800
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	5,000	3,650
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	20,000	14,800
Yankee Acquisition Corp. company guaranty Ser. B, 8 1/2s, 2015	5,000	4,700
		406,867

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Consumer Staples (1.4%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	$ 5,000	$5,000
Affinion Group, Inc. company guaranty 10 1/8s, 2013	5,000	5,000
AMC Entertainment, Inc. company guaranty 11s, 2016	5,000	5,200
Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	5,000	4,875
Buffets, Inc. company guaranty 12 1/2s, 2014	5,000	3,850
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	5,000	4,900
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	15,000	15,038
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	20,000	20,200
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	5,000	4,100
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	10,000	9,250
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	10,000	9,450
Dean Foods Co. company guaranty 7s, 2016	5,000	4,600
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	10,000	10,100
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	10,000	9,350
Dole Food Co. company guaranty 7 1/4s, 2010	2,000	1,850
Echostar DBS Corp. company guaranty 7s, 2013	5,000	4,938
Echostar DBS Corp. sr. notes 6 3/8s, 2011	10,000	9,825
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	4,850
Hertz Corp. company guaranty 8 7/8s, 2014	10,000	10,350
Idearc, Inc. company guaranty 8s, 2016	15,000	14,813
Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009	3,000	3,000
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	5,000	4,450
Jarden Corp. company guaranty 7 1/2s, 2017	5,000	4,675
Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,850
OSI Restaurant Partners, Inc. 144A sr. notes 10s, 2015	5,000	4,313
Pinnacle Foods Finance LLC 144A sr. notes 9 1/4s, 2015	5,000	4,613
Pinnacle Foods Finance LLC 144A sr. sub. notes 10 5/8s, 2017	5,000	4,550
Playtex Products, Inc. company guaranty 8s, 2011	5,000	5,163
Rental Services Corp. company guaranty 9 1/2s, 2014	10,000	9,788
Reynolds American, Inc. company guaranty 7 1/4s, 2013	10,000	10,356
Rite Aid Corp. company guaranty 9 3/8s, 2015	5,000	4,550
Rite Aid Corp. secd. notes 7 1/2s, 2017	5,000	4,650
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	5,000	4,725
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	10,000	7,350
Supervalu, Inc. sr. notes 7 1/2s, 2014	5,000	5,050
United Rentals NA, Inc. sr. sub. notes 7s, 2014	10,000	10,200
		249,822

Energy (0.8%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	15,000	14,194
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	5,000	4,500
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	10,000	10,175
Complete Production Services, Inc. company guaranty 8s, 2016	10,000	9,625
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	5,000	4,750
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	5,000	4,975
Forest Oil Corp. sr. notes 8s, 2011	5,000	5,100

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Energy continued
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	$5,000	$4,863
Kerr-McGee Corp. sec. notes 6.95s, 2024	5,000	5,222
Massey Energy Co. sr. notes 6 5/8s, 2010	10,000	9,825
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	5,000	4,806
OPTI Canada, Inc. 144A company guaranty 8 1/4s, 2014
(Canada)	5,000	5,063
Peabody Energy Corp. company guaranty 7 3/8s, 2016	5,000	5,038
Peabody Energy Corp. sr. notes 5 7/8s, 2016	10,000	9,275
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	15,000	15,638
Plains Exploration & Production Co. company guaranty
7s, 2017	5,000	4,550
Pogo Producing Co. sr. sub. notes 7 7/8s, 2013	5,000	5,038
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	5,000	5,038
Pride International, Inc. sr. notes 7 3/8s, 2014	5,000	5,050
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	5,000	4,775
Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015	10,000	9,650
Targa Resources, Inc. 144A company guaranty 8 1/2s, 2013	5,000	4,800
		151,950

Financial (1.8%)
Bayerische Landesbank bonds Ser. 5, 5 1/4s, 2009
(Germany)	EUR 23,000	31,709
Depfa ACS Bank notes 3 1/4s, 2008 (Ireland)	EUR150,000	202,608
General Motors Acceptance Corp. notes 7 3/4s, 2010	$ 5,000	4,759
General Motors Acceptance Corp. notes 7s, 2012	5,000	4,363
General Motors Acceptance Corp. notes 6 7/8s, 2012	5,000	4,417
General Motors Acceptance Corp. notes 6 7/8s, 2011	15,000	13,378
General Motors Acceptance Corp. notes 6 3/4s, 2014	26,000	22,065
General Motors Acceptance Corp. notes FRN 7.56s, 2014	4,000	3,380
General Motors Acceptance Corp. sr. notes Ser. GM,
6.311s, 2007	12,000	11,903
GMAC LLC unsub. notes 6 5/8s, 2012	10,000	8,631
Leucadia National Corp. 144A sr. notes 7 1/8s, 2017	5,000	4,725
Realogy Corp. 144A sr. notes 10 1/2s, 2014 (R)	15,000	12,638
		324,576

Government (0.7%)
European Investment Bank supranational bank bonds
3 1/2s, 2014 (Luxembourg)	CHF40,000	33,893
Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR24,000	34,003
Oester Postspark Bawag foreign government guaranty
Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF60,000	50,326
		118,222

Health Care (0.6%)
Community Health Systems, Inc. 144A sr. notes 8 7/8s, 2015	$ 15,000	14,981
DaVita, Inc. company guaranty 6 5/8s, 2013	5,000	4,838

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Health Care continued
HCA, Inc. notes 6 3/8s, 2015	$ 15,000	$12,225
HCA, Inc. notes 6 1/4s, 2013	2,000	1,715
HCA, Inc. 144A sec. notes 9 1/4s, 2016	10,000	10,275
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡	5,000	5,169
Healthsouth Corp. company guaranty 10 3/4s, 2016	5,000	5,150
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	5,000	4,613
Select Medical Corp. company guaranty 7 5/8s, 2015	5,000	4,338
Service Corporation International sr. notes 6 3/4s, 2016	5,000	4,713
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	5,000	4,788
Sun Healthcare Group, Inc. 144A sr. sub. notes 9 1/8s, 2015	5,000	5,000
Surgical Care Affiliates, Inc. 144A sr. notes 8 7/8s, 2015 ‡‡	5,000	4,625
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	4,625
Tenet Healthcare Corp. notes 7 3/8s, 2013	10,000	8,300
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	5,000	4,425
US Oncology Holdings, Inc. 144A sr. unsec. notes FRN
9.797s, 2012 ‡‡	5,000	4,625
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	5,000	4,675
		109,080

Technology (0.5%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	5,000	4,425
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	3,000	2,625
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	8,000	7,420
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	5,000	4,575
Compucom Systems, Inc. 144A sr. notes 12s, 2014	5,000	5,950
Electronic Data Systems Corp. sec. sr. notes Ser. B, 6 1/2s, 2013	5,000	4,998
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016	10,000	8,700
Freescale Semiconductor, Inc. sr. unsec. 9 1/8s, 2014 ‡‡	5,000	4,475
Freescale Semiconductor, Inc. sr. unsec. 8 7/8s, 2014	10,000	9,225
Nortel Networks, Ltd. 144A company guaranty FRN 9.61s,
2011 (Canada)	5,000	5,013
Seagate Technology Hdd Holdings company guaranty 6.8s,
2016 (Cayman Islands)	5,000	4,804
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,120
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	10,000	10,325
Travelport LLC company guaranty 9 7/8s, 2014	5,000	5,038
Unisys Corp. sr. notes 8s, 2012	5,000	4,675
		86,368

Utilities & Power (0.6%)
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	15,000	15,638
Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	5,000	4,913
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,000	4,950
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	5,000	5,038
Edison Mission Energy 144A sr. notes 7.2s, 2019	5,000	4,725
Edison Mission Energy 144A sr. notes 7s, 2017	5,000	4,725
El Paso Corp. sr. notes Ser. MTN, 7 3/4s, 2032	5,000	4,978
Mirant North America, LLC company guaranty 7 3/8s, 2013	10,000	9,950

CORPORATE BONDS AND NOTES (11.2%)* continued

	Principal amount	Value

Utilities & Power continued
NRG Energy, Inc. company guaranty 7 3/8s, 2017	$ 5,000	$4,938
NRG Energy, Inc. sr. notes 7 3/8s, 2016	20,000	19,750
PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	5,000	5,243
TXU Corp. sr. notes Ser. P, 5.55s, 2014	15,000	12,306
Williams Cos., Inc. (The) notes 7 5/8s, 2019	10,000	10,625
		107,779

Total corporate bonds and notes (cost $2,074,772)		$2,032,157

CONVERTIBLE PREFERRED STOCKS (11.0%)*

	Shares	Value

Basic Materials (0.7%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	502	$66,264
Huntsman Corp. $2.50 cv. pfd.	380	18,573
Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Cayman Islands)	600	31,050
Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd. (Cayman Islands)	170	8,819
		124,706

Capital Goods (0.8%)
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	1,000	145,250

Communication Services (1.2%)
Cincinnati Bell, Inc. Ser. B, $3.375 cum. cv. pfd.	2,370	104,280
Crown Castle International Corp. $3.125 cum. cv. pfd.	1,900	106,400
		210,680

Consumer Cyclicals (0.9%)
Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	2,480	88,660
Stanley Works (The) FRN 7.145% units cv. pfd.	67,000	70,117
		158,777

Consumer Staples (1.5%)
Bunge, Ltd. 4.875% cv. pfd.	486	57,956
Newell Financial Trust I $2.625 cum. cv. pfd.	3,000	138,000
Universal Corp. 6.75% cv. pfd.	71	87,028
		282,984

Energy (0.9%)
Chesapeake Energy Corp. 6.25% cv. pfd.	400	105,300
Edge Petroleum Ser. A, $2.875 cum. cv. pfd	1,330	66,500
		171,800

Financial (3.0%)
Affiliated Managers Group, Inc. $2.55 cv. pfd.	400	22,150
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.	275	15,228
Alleghany Corp. 5.75% cv. pfd.	150	56,569
E*Trade Financial Corp. $1.531 cum. cv. pfd.	1,250	26,094
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	1	99,310

CONVERTIBLE PREFERRED STOCKS (11.0%)* continued

	Shares	Value

Financial continued
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	2,000	$52,000
Nationwide Health Properties, Inc. $7.75 cv. pfd.	375	47,865
Sovereign Capital Trust IV $2.188 cv. pfd.	2,200	94,875
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	2,700	130,599
		544,690

Health Care (0.5%)
Schering-Plough Corp. 6.00% cv. pfd.	365	96,882

Utilities & Power (1.5%)
El Paso Energy Capital Trust I $2.375 cv. pfd.	3,800	146,300
Entergy Corp. $3.813 cv. pfd.	1,900	120,650
		266,950

Total convertible preferred stocks (cost $2,005,077)		$2,002,719

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (9.7%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, September 20, 2036	$ 100,001	$101,950
6 1/2s, TBA, September 1, 2037	300,000	305,719
		407,669

U.S. Government Agency Mortgage Obligations (7.5%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, August 1, 2034	26,473	26,961
6 1/2s, TBA, September 1, 2037	600,000	609,000
5 1/2s, with due dates from July 1, 2035 to December 1, 2035	443,672	433,863
5 1/2s, TBA, September 1, 2037	295,000	287,994
		1,357,818

Total U.S. government and agency mortgage obligations (cost $1,772,475)		$1,765,487

CONVERTIBLE BONDS AND NOTES (6.3%)*

	Principal amount	Value

Consumer Cyclicals (0.5%)
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	$ 100,000	$83,500

Consumer Finance (0.5%)
Countrywide Financial Corp. 144A cv. sr. notes FRN 1.86s, 2037	110,000	99,374

Consumer Staples (0.1%)
Nash Finch Co. cv. sr. sub. notes stepped-coupon 1.631s
(0s, 3/15/13) 2035 ††	38,000	17,338

CONVERTIBLE BONDS AND NOTES (6.3%)* continued

	Principal amount	Value

Energy (0.3%)
International Coal Group, Inc. 144A cv. company guaranty
9s, 2012	$50,000	$50,650

Financial (0.5%)
KKR Financial Holdings, LLC 144A cv. sr. unsec. notes
7s, 2012	14,000	11,820
Sunstone Hotel Partnership, LLC 144A cv. company
guaranty 4.6s, 2027 (R)	90,000	86,019
		97,839

Health Care (1.2%)
CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	115,000	94,588
EPIX Medical, Inc. cv. sr. notes 3s, 2024	19,000	14,820
Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	132,000	103,455
		212,863

Technology (2.4%)
Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	100,000	100,000
Cray, Inc. cv. sr. sub. notes 3s, 2024	45,000	38,981
Credence Systems Corp. cv. sub. notes 1 1/2s, 2008	100,000	96,000
LSI Logic Corp. cv. sub. notes 4s, 2010	26,000	24,928
Mentor Graphics Corp. cv. sub. notes FRN 7.01s, 2023	95,000	96,758
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	100,000	79,375
		436,042

Transportation (0.8%)
JetBlue Airways Corp. cv. sr. bonds 3 1/2s, 2033	150,000	143,813

Total convertible bonds and notes (cost $1,177,043)		$1,141,419

FOREIGN GOVERNMENT BONDS AND NOTES (4.9%)*

	Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF 140,000	$118,759
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR 52,000	69,189
Denmark (Kingdom of ) bonds 6s, 2009	DKK 149,000	28,274
France (Government of ) bonds 5 1/2s, 2029	EUR 63,000	96,490
France (Government of ) bonds 4s, 2013	EUR 32,974	44,465
Ireland (Republic of ) bonds 5s, 2013	EUR 30,000	42,418
Japan (Government of ) CPI Linked bonds Ser. 12,
1.2s, 2017	JPY 2,400,000	20,603
Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY 23,476,500	199,013
Netherlands (Government of ) bonds 5s, 2012	EUR 70,000	98,763
Norwegian (Government of ) bonds 5 1/2s, 2009	NOK 300,000	52,060
Spain (Government of ) bonds 6.15s, 2013	EUR 26,000	38,665
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK 125,000	20,757
United Kingdom treasury bonds 4 1/4s, 2036	GBP 31,000	60,073

Total foreign government bonds and notes (cost $842,507)		$889,529

COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)*

	Principal amount	Value

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class K,
7.611s, 2022	$7,000	$6,953
Chase Commercial Mortgage Securities Corp. 144A Ser. 98-1,
Class H, 6.34s, 2030	6,000	5,210
Commercial Mortgage Pass-Through Certificates Ser. 06-C7,
Class A4, 5.962s, 2046	54,000	54,981
Countrywide Alternative Loan Trust Ser. 05-24, Class IIAX,
Interest Only (IO), 1.515s, 2035	27,940	633
CS First Boston Mortgage Securities Corp. Ser. 97-C2, Class F,
7.46s, 2035	7,000	7,686
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042	354	374
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,491	1,571
Ser. 02-T6, Class A3, 9 1/2s, 2041	612	643
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,160	1,224
Ser. 02-T19, Class A3, 7 1/2s, 2042	3,657	3,835
Ser. 01-T12, Class A2, 7 1/2s, 2041	842	877
Ser. 01-T3, Class A1, 7 1/2s, 2040	148	154
Ser. 01-T1, Class A1, 7 1/2s, 2040	153	159
Ser. 99-T2, Class A1, 7 1/2s, 2039	219	231
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,707	2,830
Ser. 01-T4, Class A1, 7 1/2s, 2028	298	316
Ser. 02-26, Class A1, 7s, 2048	1,561	1,616
Ser. 04-T3, Class 1A3, 7s, 2044	3,121	3,253
Ser. 03-W3, Class 1A2, 7s, 2042	1,484	1,538
Ser. 02-T16, Class A2, 7s, 2042	1,609	1,667
Ser. 02-14, Class A1, 7s, 2042	2,534	2,623
Ser. 01-T10, Class A1, 7s, 2041	1,460	1,506
Ser. 04-W1, Class 2A2, 7s, 2033	6,621	6,896
IFB Ser. 05-74, Class SE, IO, 0.595s, 2035	126,551	5,038
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	337	351
Ser. T-51, Class 2A, 7 1/2s, 2042	14,623	15,281
Ser. T-42, Class A5, 7 1/2s, 2042	677	698
Ser. T-60, Class 1A2, 7s, 2044	7,469	7,785
Ser. T-41, Class 2A, 7s, 2032	406	420
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
1.36s, 2045	18,560	421
GS Mortgage Securities Corp. II Ser. 04-GG2, Class A6,
5.396s, 2038	10,000	9,911
GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1, IO,
0.35s, 2040	207,790	3,525
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class A4, 5.481s, 2044	10,000	9,845
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	1,819
LB-UBS Commercial Mortgage Trust Ser. 04-C7, Class A6,
4.786s, 2029	10,000	9,711

COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.154s, 2040	$ 395,585	$4,439
Ser. 06-C1, Class XCL, IO, 0.081s, 2041	344,798	3,847
Lehman Mortgage Trust IFB Ser. 06-6, Class 1A3, IO,
0.995s, 2036	47,887	2,357
Wachovia Bank Commercial Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041	10,000	9,695
Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR12,
Class 2A5, 4.319s, 2035	26,000	25,342

Total collateralized mortgage obligations (cost $216,417)		$217,261

PURCHASED OPTIONS OUTSTANDING (0.5%)*

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with
Citibank for the right to pay a fixed rate of
1.03% versus the six-month JPY-LIBOR-BBA
maturing on January 26, 2009.	Jan-08/1.03	JPY	74,000,000	$1,342
Option on an interest rate swap with
Goldman Sachs International for the right to
pay a fixed rate swap of 5.16% versus the
three month USD-LIBOR-BBA maturing
April 28, 2018.	Apr-08/5.16		$952,000	23,533
Option on an interest rate swap with
Goldman Sachs International for the right to
receive a fixed rate swap of 5.16% versus the
three month USD-LIBOR-BBA maturing
April 28, 2018.	Apr-08/5.16		952,000	16,727
Option on an interest rate swap with
Goldman Sachs International for the right to
pay a fixed rate of 4.5943% versus the
six month EUR-EURIBOR-Telerate
maturing on May 18, 2019.	May-09/4.594	EUR	30,000	1,121
Option on an interest rate swap with
Goldman Sachs International for the right to
receive a fixed rate of 4.5943% versus the
six month EUR-EURIBOR-Telerate
maturing on May 18, 2019.	May-09/4.594	EUR	30,000	735
Option on an interest rate swap with Lehman
Brothers for the right to pay a fixed rate
swap of 4.148% versus the six month
EUR-EURIBOR-Telerate maturing
October 10, 2016.	Oct-11/4.148	EUR	422,000	17,216

PURCHASED OPTIONS OUTSTANDING (0.5%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with Lehman
Brothers International (Europe) for the right
to pay a fixed rate swap of 4.4175% versus
the six month EUR-EURIBOR-Telerate
maturing January 30, 2017.	Jan-12/4.418	EUR	166,000	$5,452
Option on an interest rate swap with Lehman
Brothers International (Europe) for the right
to receive a fixed rate of 5.20% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.20		$159,000	3,099
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 4.4175% versus the
six month EUR-EURIBOR-Telerate maturing
on January 30, 2017.	Jan-12/4.418	EUR	166,000	2,958
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 5.20% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.20		$159,000	3,813
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 5.21% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.21		64,000	1,269
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 5.21% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.21		64,000	1,510
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
receive a fixed rate of 5.45% versus the
three month USD-LIBOR-BBA maturing
on May 23, 2018.	May-08/5.45		45,000	1,335
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
pay a fixed rate of 5.45% versus the
three month USD-LIBOR-BBA maturing
on May 23, 2018.	May-08/5.45		45,000	706

PURCHASED OPTIONS OUTSTANDING (0.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
pay a fixed rate of 5.215% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.215	$318,000	$7,438
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
receive a fixed rate of 5.215% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.215	318,000	6,360

Total purchased options outstanding (cost $93,868)			$94,614

ASSET-BACKED SECURITIES (0.3%)*

	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	$ 1,000	$973
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	2,541	1,751
Ser. 01-A, Class A, 6.805s, 2030	3,726	3,799
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-HE4,
Class M11, 8.005s, 2035	5,000	2,000
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 1.293s, 2035	25,540	439
Ser. 05-2, Class 2X, IO, 1.242s, 2035	14,588	289
FHLMC Structured Pass Through Securities IFB Ser. T-56,
Class 2ASI, IO, 2.595s, 2043	11,820	975
Green Tree Financial Corp.
Ser. 96-3, Class A5, 7.35s, 2027	2,952	3,041
Ser. 97-6, Class M1, 7.21s, 2029	21,000	20,072
Ser. 98-4, Class A7, 6.87s, 2030	2,005	1,979
Ser. 99-3, Class A7, 6.74s, 2031	11,000	11,049
Ser. 98-2, Class A5, 6.24s, 2016	2,001	1,961
Ser. 99-1, Class A5, 6.11s, 2023	1,402	1,404
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	550	530
Ser. 04-B, Class C, 3.93s, 2012	469	449
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 8.005s, 2035	3,000	1,260
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 8.255s, 2035	5,000	1,050
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 8.005s, 2036	3,000	450
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	100,000	3,122
Ser. 07-4, Class 1A3, IO, 0.93s, 2037	100,000	4,215
WFS Financial Owner Trust Ser. 05-1, Class D, 4.09s, 2012	953	945

Total asset-backed securities (cost $67,931)		$61,753

SHORT-TERM INVESTMENTS (39.1%)* (cost $7,099,546)

	Shares	Value
Putnam Prime Money Market Fund (e)	7,099,546	$7,099,546

TOTAL INVESTMENTS
Total investments (cost $19,361,607)		$19,645,067

* Percentages indicated are based on net assets of $18,180,084.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2007.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

At August 31, 2007, liquid assets totaling $625,963 have been designated as collateral for open forward commitments, swap contracts, forward contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at August 31, 2007.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/07 (aggregate face value $10,933) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Mexican Peso	$5,192	$5,294	Oct-07	$(102)
Polish Zloty	5,782	5,639	Sep-07	143

Total				$ 41

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/07 (aggregate face value $38,856) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$ 137	$ 136	Sep-07	$ (1)
Hungarian Forint	10,456	10,289	Sep-07	(167)
South African Rand	28,461	28,431	Oct-07	(30)

Total				$(198)

FUTURES CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Short)	1	$147,162	Sep-07	$ (1,453)
Euro-Bund 10 yr (Long)	5	772,220	Dec-07	(2,125)
Euro-Dollar 90 day (Long)	7	1,653,619	Sep-07	(4,463)
Euro-Dollar 90 day (Short)	7	1,670,288	Jun-08	(3,032)
Euro-Euribor 90 day (Long)	3	975,850	Dec-07	(894)
Euro-Euribor 90 day (Short)	3	978,251	Sep-08	(1,914)
Euro-Schatz 2 yr (Short)	2	281,601	Sep-07	(230)
Japanese Government Bond Mini 10 yr (Long)	7	818,420	Sep-07	17,929
Sterling Interest Rate 90 day (Long)	1	236,134	Dec-07	(532)
U.K. Gilt 10 yr (Long)	1	215,845	Dec-07	703
Russell 2000 Index Mini (Short)	4	317,920	Sep-07	27,152
S&P 500 Index E-Mini (Short)	13	959,888	Sep-07	(24,216)
U.S. Treasury Bond 20 yr (Long)	4	446,250	Dec-07	115
U.S. Treasury Note 2 yr (Short)	21	4,329,281	Dec-07	(1,355)
U.S. Treasury Note 5 yr (Short)	8	853,625	Dec-07	(3,749)
U.S. Treasury Note 10 yr (Long)	2	218,094	Dec-07	1,184

Total				$ 3,120

WRITTEN OPTIONS OUTSTANDING at 8/31/07 (premiums received $24,377) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	$ 16,000	Jun 08/5.835	$ 797
Option on an interest rate swap with Lehman Brothers
International (Europe) for the obligation to receive a fixed rate of 5.835 versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	16,000	Jun 08/5.835	125
Option on an interest rate swap with Lehman Brothers
International (Europe) for the obligation to pay a fixed rate of 5.84% versus the three month USD-LIBOR-BBA maturing
June 18, 2018.	54,000	Jun 08/5.84	2,705
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	54,000	Jun 08/5.84	417
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	79,500	May 12/5.515	3,858
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	79,500	May 12/5.515	3,228

WRITTEN OPTIONS OUTSTANDING at 8/31/07 (premiums received $24,377) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	$ 32,000	May 12/5.52	$ 1,301
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	32,000	May 12/5.52	1,547
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	159,000	May 12/5.51	7,739
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	159,000	May 12/5.51	6,422

Total			$28,139

TBA SALE COMMITMENTS OUTSTANDING at 8/31/07 (proceeds receivable $1,081,537) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 5 1/2s, September 1, 2037	$400,000	9/13/07	$ 390,500
FNMA, 5 1/2s, October 1, 2037	295,000	10/11/07	287,982
FNMA, 6 1/2s, September 1, 2037	400,000	9/13/07	406,000

Total			$1,084,482

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 50,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$ (2,142)

Citibank, N.A.
JPY	58,176,000	4/3/08	1.165%	6 month JPY-LIBOR-BBA	(1,843)

AUD	120,000	6/19/17	6.8095%	6 month AUD-BBR-BBSW	(1,240)

AUD	390,000	6/18/12	6 month AUD-BBR-BBSW	6.915%	1,496

JPY	16,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	738

AUD	430,000	6/18/09	6.79%	3 month AUD-BBR-BBSW	(184)

GBP	140,000	6/6/17	6 month GBP-LIBOR-BBA	5.694%	1,300

GBP	120,000	6/6/12	6.003%	6 month GBP-LIBOR-BBA	(1,007)

GBP	30,000	6/8/37	5.02%	6 month GBP-LIBOR-BBA	(100)

JPY	5,300,000	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(749)

GBP	10,000	8/21/36	4.40%	6 month GBP-LIBOR-BBA	2,365

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Citibank, N.A., London
EUR	270,000		8/28/09	6 month EUR-EURIBOR-
				Reuters	4.535%	$(285)

EUR	100,000		8/28/17	4.649%	6 month EUR-EURIBOR-Reuters	(114)

EUR	110,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	1,429

AUD	320,000	(E)	7/23/10	3 month AUD-BBR-BBSW	6.92%	462

AUD	80,000	(E)	7/23/18	6.845%	6 month AUD-BBR-BBSW	(1,095)

EUR	340,000		3/20/08	4.0825%	6 month
					EUR-EURIBOR-Telerate	1,591

Credit Suisse International
GBP	30,000		8/28/37	5.00%	6 month GBP-LIBOR-BBA	(125)

GBP	200,000		8/28/09	6 month GBP-LIBOR-BBA	6.145%	79

GBP	7,000		4/3/36	17635 GBP at maturity	6 month GBP-LIBOR-BBA	2,247

CHF	260,000		11/17/11	2.5125%	6 month CHF-LIBOR-BBA	2,432

Deutsche Bank AG
HUF	4,965,000		10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	(2,019)

Goldman Sachs International
AUD	160,000	(E)	7/23/11	3 month AUD-BBR-BBSW	6.994%	357

AUD	40,000	(E)	7/20/19	6.79%	6 month AUD-BBR-BBSW	(450)

AUD	160,000	(E)	7/20/11	3 month AUD-BBR-BBSW	6.954%	286

	$500,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(524)

	500,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(388)

GBP	20,000		6/13/37	5.1875%	6 month GBP-LIBOR-BBA	(1,111)

AUD	40,000		6/28/17	6.8375%	6 month AUD-BBR-BBSW	(409)

AUD	120,000		6/28/12	6 month AUD-BBR-BBSW	6.92%	390

AUD	130,000		6/28/09	6.76%	3 month AUD-BBR-BBSW	6

AUD	40,000	(E)	7/23/19	6.84%	6 month AUD-BBR-BBSW	(535)

GBP	110,000		6/13/09	6 month GBP-LIBOR-BBA	6.24125%	736

JPY	4,800,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(902)

JPMorgan Chase Bank, N.A.
	$346,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	5,100

	112,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(5,159)

JPY	30,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(5,979)

	$324,000		12/20/16	3 month USD-LIBOR-BBA	5.075%	(3,325)

	900,000		7/30/12	3 month USD-LIBOR-BBA	5.2825%	12,596

	90,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,344)

	70,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(890)

	100,000		6/27/17	3 month USD-LIBOR-BBA	5.712%	3,773

CAD	75,000		3/1/08	3 month CAD-BA-CDOR	4.215%	(253)

Lehman Brothers International (Europe)
	$111,000		10/23/16	5.325%	3 month USD-LIBOR-BBA	(2,518)

	277,000		10/23/08	5.255%	3 month USD-LIBOR-BBA	(4,338)

	111,000		10/23/16	3 month USD-LIBOR-BBA	5.3275%	2,539

	277,000		10/23/08	3 month USD-LIBOR-BBA	5.26%	4,356

	8,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(220)

	23,000		8/3/11	5.445%	3 month USD-LIBOR-BBA	(429)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited) continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
JPY	14,000,000	10/21/15	1.61%	6 month JPY-LIBOR-BBA	$ 102

JPY	8,700,000	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(530)

	$967,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	(1,025)

	204,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(235)

	204,000	(F) 8/31/27	5.4925%	3 month USD-LIBOR-BBA	(1,306)

	967,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	176

	15,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	48

EUR	430,000	8/1/17	6 month EUR-EURIBOR-
			Telerate	4.719%	4,307

EUR	200,000	11/9/16	3.9555%	6 month
				EUR-EURIBOR-Telerate	8,189

$ 1,007,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	50,600

Merrill Lynch Capital Services, Inc.
JPY	4,800,000	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(1,053)

Merrill Lynch Derivative Products AG
JPY	2,400,000	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(548)

Morgan Stanley Capital Services, Inc.
GBP	10,000	7/9/37	5.28375%	6 month GBP-LIBOR-BBA	(854)

GBP	120,000	7/9/09	6 month GBP-LIBOR-BBA	6.305%	1,025

Total					$63,497

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Security is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/

Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	10,000	8/21/36	(3.085%)	GBP Non-revised	$(1,221)
				UK Retail Price
				Index excluding
				tobacco

Credit Suisse International
GBP	7,000	4/3/36	10608 GBP at	GBP Non-revised	(913)
			maturity	Retail Price
				Index

Goldman Sachs International
	$ 7,000	9/15/11	678 bp (1 month	Ford Credit Auto	107
			USD-LIBOR-BBA)	Owner Trust
				Series 2005-B
				Class D

EUR	140,000	7/16/12	2.1675%	French Consumer	976
				Price Index
				excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/07 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

EUR	140,000	7/16/12	(2.24%)	Eurostat	$ (727)
				Eurozone HICP
				excluding tobacco

EUR	15,000	6/12/37	(2.4775%)	Eurostat	(202)
				Eurozone HICP
				excluding tobacco

EUR	160,000	5/16/12	2.18%	Eurostat	(340)
				Eurozone HICP
				excluding tobacco

JPMorgan Chase Bank, N.A.
EUR	120,000 (F)	7/25/13	2.1800%	French Consumer	654
				Price Index
				excluding tobacco

EUR	120,000	7/25/13	(2.23%)	Eurostat	(163)
				Eurozone HICP
				excluding tobacco

Morgan Stanley & Co. International PLC
	$243,975	11/14/07	3 month USD-	MSCI US REIT	(876)
			LIBOR-BBA	Index

Morgan Stanley Capital Services Inc.
	442,879	11/13/07	3 month USD-	MSCI US REIT	2,551
			LIBOR-BBA	Index

Total					$ (154)

(F) Security is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/

Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Citibank, N.A.
DJ CDX NA IG Series 6
Index	$ 28	$27,000	6/20/13	(50 bp)	$ 324

DJ CDX NA IG Series 6
Index 7-10% tranche	—	27,000	6/20/13	45.75 bp	(739)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	5,000	9/20/12	495 bp	(79)

Credit Suisse International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000	6/20/17	297 bp	(412)

Deutsche Bank AG
DJ CDX NA IG Series 7	—	8,000	12/20/13	(50 bp)	122

DJ CDX NA IG Series 7
Index 7-10% tranche	—	8,000	12/20/13	55 bp	(327)

DJ CDX NA IG Series 8
Index 7-10% tranche	—	8,000	6/20/12	22 bp	(117)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International
DJ CDX NA IG Series 7
Index	$ —	$13,000	12/20/13	(50 bp)	$ 198

DJ CDX NA IG Series 7
Index	23	35,000	12/20/13	(50 bp)	531

DJ CDX NA IG Series 7
Index 7-10% tranche	—	13,000	12/20/13	56 bp	(464)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	35,000	12/20/13	48 bp	(1,515)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	8	13,500	12/20/13	(50 bp)	214

DJ CDX NA IG Series 7
Index 7-10% tranche	—	13,500	12/20/13	54.37 bp	(443)

DJ CDX NA IG Series 8
Index	664	35,000	6/20/14	45 bp	4

DJ CDX NA IG Series 8
Index 7-10% tranche	—	10,000	6/20/14	(152 bp)	(131)

Merrill Lynch Capital Services
Nalco, Co.
7.75%,11/15/11	—	5,000	9/20/12	340 bp	(49)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000	6/20/17	295 bp	(419)

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 8
Index	1,291	68,000	6/20/14	45 bp	8

DJ CDX NA IG Series 7
Index	8	14,000	12/20/13	(50 bp)	222

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	14,000	12/20/13	53 bp	(593)

DJ CDX NA IG Series 8
Index 7-10% tranche	—	90,000	6/20/14	(156 bp)	(1,385)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000	6/20/12	225 bp	(246)

Total					$(5,296)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,262,061)	$12,545,521
Affiliated issuers (identified cost $7,099,546) (Note 5)	7,099,546

Foreign currency (cost $59,655) (Note 1)	60,742

Dividends, interest and other receivables	61,951

Receivable for shares of the fund sold	34,255

Receivable for securities sold	114,468

Receivable for sales of delayed delivery securities (Note 1)	1,083,588

Unrealized appreciation on swap contracts (Note 1)	114,636

Receivable for closed swap contracts (Note 1)	17,540

Receivable for open forward currency contracts (Note 1)	143

Receivable from Manager (Notes 2 and 5)	56,488

Foreign tax reclaim	616

Total assets	21,189,494

LIABILITIES

Payable to custodian (Note 2)	218,455

Payable for variation margin (Note 1)	5,643

Payable for securities purchased	285,132

Payable for purchases of delayed delivery securities (Note 1)	1,204,563

Payable for shares of the fund repurchased	96

Payable for investor servicing (Note 2)	1,485

Payable for custodian fees (Note 2)	12,730

Payable for Trustee compensation and expenses (Note 2)	23,530

Payable for administrative services (Note 2)	2,917

Payable for distribution fees (Note 2)	8,856

Payable for closed swap contracts (Note 1)	4,827

Payable for open forward currency contracts (Note 1)	300

Written options outstanding, at value (premiums received $24,377) (Notes 1 and 3)	28,139

Unrealized depreciation on swap contracts (Note 1)	56,589

TBA sales commitments, at value (proceeds receivable $1,081,537) (Note 1)	1,084,482

Payable for shareholder expense	16,486

Payable for audit expense	47,643

Premiums received on swap contracts (Note 1)	2,022

Other accrued expenses	5,515

Total liabilities	3,009,410

Net assets	$18,180,084

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,577,024

Undistributed net investment income (Note 1)	35,499

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	228,489

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	339,072

Total — Representing net assets applicable to capital shares outstanding	$18,180,084

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($14,222,713 divided by 1,306,843 shares)	$10.88

Offering price per class A share
(100/94.75 of $10.88)*	$11.48

Net asset value and offering price per class B share
($1,732,573 divided by 159,633 shares)**	$10.85

Net asset value and offering price per class C share
($1,712,286 divided by 157,705 shares)**	$10.86

Net asset value and redemption price per class M share
($245,306 divided by 22,581 shares)	$10.86

Offering price per class M share
(100/96.75 of $10.86)*	$11.22

Net asset value, offering price and redemption price per class R share
($1,111 divided by 102 shares)	$10.89

Net asset value, offering price and redemption price per class Y share
($266,095 divided by 24,426 shares)	$10.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $140,034
from investments in affiliated issuers) (Note 5)	$ 312,733

Dividends (net of foreign tax of $4,053)	122,087

Total investment income	434,820

EXPENSES

Compensation of Manager (Note 2)	54,557

Investor servicing fees (Note 2)	8,565

Custodian fees (Note 2)	23,375

Trustee compensation and expenses (Note 2)	16,167

Administrative services (Note 2)	7,365

Distribution fees — Class A (Note 2)	16,844

Distribution fees — Class B (Note 2)	7,499

Distribution fees — Class C (Note 2)	7,359

Distribution fees — Class M (Note 2)	745

Distribution fees — Class R (Note 2)	3

Reports to shareholders	11,745

Auditing	48,455

Legal	12,283

Other	1,430

Fees waived and reimbursed by Manager (Notes 2 and 5)	(144,206)

Total expenses	72,186

Expense reduction (Note 2)	(3,775)

Net expenses	68,411

Net investment income	366,409

Net realized loss on investments (Notes 1 and 3)	(7,225)

Net realized gain on swap contracts (Note 1)	70,807

Net realized loss on futures contracts (Note 1)	(138,257)

Net realized gain on foreign currency transactions (Note 1)	349

Net realized gain on written options (Notes 1 and 3)	1,190

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	348

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(266,173)

Net loss on investments	(338,961)

Net increase in net assets resulting from operations	$ 27,448

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS
	Six months ended	Year ended
	8/31/07*	2/28/07

Operations:
Net investment income	$ 366,409	$470,989

Net realized gain (loss) on investments
and foreign currency transactions	(73,136)	310,506

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(265,825)	376,227

Net increase in net assets resulting from operations	27,448	1,157,722

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(268,328)	(417,437)

Class B	(24,730)	(21,390)

Class C	(24,444)	(21,825)

Class M	(3,528)	(4,977)

Class R	(21)	(40)

Class Y	(3,794)	(6,051)

Net realized short-term gain on investments

Class A	—	(14,297)

Class B	—	(1,240)

Class C	—	(1,191)

Class M	—	(181)

Class R	—	(1)

Class Y	—	(129)

From net realized long-term gain on investments

Class A	—	(1,007)

Class B	—	(78)

Class C	—	(71)

Class M	—	(14)

Class R	—	—†

Class Y	—	(10)

Redemption fees (Note 1)	269	366

Increase from capital share transactions (Note 4)	3,430,135	5,239,102

Total increase in net assets	3,133,007	5,907,251

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS

	Six months ended	Year ended
	8/31/07*	2/28/07

Beginning of period	$15,047,077	$ 9,139,826

End of period (including undistributed net investment
income of $35,499 and distributions in excess of net investment
income of $6,065, respectively)	$18,180,084	$15,047,077

* Unaudited

† Amount is less than $1.00.

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2007**	$11.06	.25(d)	(.21)	.04	(.22)	—	(.22)	—(e)	$10.88	.36*	$14,223	.36*(d)	2.26*(d)	41.49*(f)
February 28, 2007	10.44	.45(d)	.62	1.07	(.44)	(.01)	(.45)	—(e)	11.06	10.53	12,621	.75(d)	4.21(d)	82.66(f)
February 28, 2006	10.49	.38(d)	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593	.88(d)	3.58(d)	70.56(f)
February 28, 2005†	10.00	.18(d)	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36*	5,426	.34*(d)	1.73*(d)	33.75*

CLASS B
August 31, 2007**	$11.03	.21(d)	(.21)	—	(.18)	—	(.18)	—(e)	$10.85	—*	$1,733	.74*(d)	1.88*(d)	41.49*(f)
February 28, 2007	10.43	.37(d)	.61	.98	(.37)	(.01)	(.38)	—(e)	11.03	9.60	1,068	1.50(d)	3.50(d)	82.66(f)
February 28, 2006††	10.64	.15(d)	(.12)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.25*	233	.81*(d)	1.48*(d)	70.56(f)

CLASS C
August 31, 2007**	$11.04	.21(d)	(.21)	—	(.18)	—	(.18)	—(e)	$10.86	—*	$1,712	.74*(d)	1.88*(d)	41.49*(f)
February 28, 2007	10.43	.37(d)	.62	.99	(.37)	(.01)	(.38)	—(e)	11.04	9.69	1,090	1.50(d)	3.48(d)	82.66(f)
February 28, 2006††	10.64	.15(d)	(.13)(g)	.02	(.14)	(.09)	(.23)	—	10.43	.23*	221	.81*(d)	1.45*(d)	70.56(f)

CLASS M
August 31, 2007**	$11.04	.22(d)	(.20)	.02	(.20)	—	(.20)	—(e)	$10.86	.12*	$245	.61*(d)	1.99*(d)	41.49*(f)
February 28, 2007	10.43	.40(d)	.61	1.01	(.39)	(.01)	(.40)	—(e)	11.04	9.93	159	1.25(d)	3.71(d)	82.66(f)
February 28, 2006††	10.64	.17(d)	(.14)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.33*	91	.70*(d)	1.62*(d)	70.56(f)

CLASS R
August 31, 2007**	$11.06	.24(d)	(.20)	.04	(.21)	—	(.21)	—(e)	$10.89	.32*	$1	.49*(d)	2.14*(d)	41.49*(f)
February 28, 2007	10.44	.42(d)	.62	1.04	(.41)	(.01)	(.42)	—(e)	11.06	10.23	1	1.00(d)	3.95(d)	82.66(f)
February 28, 2006††	10.64	.18(d)	(.13)(g)	.05	(.16)	(.09)	(.25)	—	10.44	.49*	1	.58* (d)	1.70*(d)	70.56(f)

CLASS Y
August 31, 2007**	$11.07	.26(d)	(.20)	.06	(.24)	—	(.24)	—(e)	$10.89	.49*	$266	.24*(d)	2.35*(d)	41.49*(f)
February 28, 2007	10.45	.48(d)	.62	1.10	(.47)	(.01)	(.48)	—(e)	11.07	10.77	109	.50(d)	4.48(d)	82.66(f)
February 28, 2006†††	10.40	.16(d)	.13(g)	.29	(.15)	(.09)	(.24)	—	10.45	2.80*	1	.30*(d)	1.61*(d)	70.56(f)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

* Not annualized.

 ** Unaudited.

† For the period September 13, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	8/31/07	2/28/07	2/28/06	2/28/05

Class A	0.86%	2.94%	2.53%	0.95%

Class B	0.86	2.94	1.60	—

Class C	0.86	2.94	1.60	—

Class M	0.86	2.94	1.60	—

Class R	0.86	2.94	1.60	—

Class Y	0.86	2.94	1.60	—

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar-roll transactions.

(g) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2008 $777 of losses recognized during the period November 1, 2006 to February 28, 2007.

The aggregate identified cost on a tax basis is $19,362,160, resulting in gross unrealized appreciation and depreciation of $706,065 and $423,158, respectively, or net unrealized appreciation of $282,907.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

O) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 29, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets.

For the period ended August 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $141,961 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2007, the fund incurred $18,668 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2007, the fund’s expenses were reduced by $3,775 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $256, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $6,048 and $3 from the sale of class A and class M shares, respectively, and received $387 and $306 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2007, Putnam Retail Management, acting as underwriter, received $7 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,349,690 and $4,559,552, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended August 31, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding
at beginning
of period	JPY	58,176,000	$ 1,091
	AUD	210,000	99
		$—	—

Options opened	JPY	—	—
	AUD	—	—
		$681,000	24,377

Options exercised	JPY	—	—
	AUD	—	—
		$—	—

Options expired	JPY	(58,176,000)	(1,091)
	AUD	(210,000)	(99)
		$—	—

Options closed	JPY	—	—
	AUD	—	—
		$—	—

Written options
outstanding
at end of period	JPY	—	—
	AUD	—	—
		$681,000	$24,377

Note 4: Capital shares

At August 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 8/31/07:
Shares sold	329,294	$3,654,343

Shares issued
in connection
with reinvestment
of distributions	22,491	248,710

	351,785	3,903,053

Shares
repurchased	(186,122)	(2,072,911)

Net increase	165,663	$1,830,142

Year ended 2/28/07:
Shares sold	370,916	$4,008,815

Shares issued
in connection
with reinvestment
of distributions	38,482	413,407

	409,398	4,422,222

Shares
repurchased	(90,977)	(972,369)

Net increase	318,421	$3,449,853

CLASS B	Shares	Amount

Six months ended 8/31/07:
Shares sold	79,553	$877,508

Shares issued
in connection
with reinvestment
of distributions	1,861	20,522

	81,414	898,030

Shares
repurchased	(18,553)	(204,031)

Net increase	62,861	$ 693,999

Year ended 2/28/07:
Shares sold	101,918	$1,089,882

Shares issued
in connection
with reinvestment
of distributions	1,731	18,683

	103,649	1,108,565

Shares
repurchased	(29,215)	(312,658)

Net increase	74,434	$ 795,907

CLASS C	Shares	Amount

Six months ended 8/31/07:
Shares sold	59,610	$659,140

Shares issued
in connection
with reinvestment
of distributions	1,257	13,863

	60,867	673,003

Shares
repurchased	(1,895)	(20,878)

Net increase	58,972	$652,125

Year ended 2/28/07:
Shares sold	78,823	$846,356

Shares issued
in connection
with reinvestment
of distributions	1,057	11,401

	79,880	857,757

Shares
repurchased	(2,327)	(24,730)

Net increase	77,553	$833,027

CLASS M	Shares	Amount

Six months ended 8/31/07:
Shares sold	8,055	$90,122

Shares issued
in connection
with reinvestment
of distributions	302	3,326

	8,357	93,448

Shares
repurchased	(163)	(1,821)

Net increase	8,194	$91,627

Year ended 2/28/07:
Shares sold	10,820	$114,692

Shares issued
in connection
with reinvestment
of distributions	478	5,138

	11,298	119,830

Shares
repurchased	(5,620)	(60,657)

Net increase	5,678	$59,173

CLASS R	Shares	Amount

Six months ended 8/31/07:
Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	2	21

	2	21

Shares
repurchased	—	—

Net increase	2	$21

Year ended 2/28/07:
Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	4	41

	4	41

Shares
repurchased	—	—

Net increase	4	$41

CLASS Y	Shares	Amount

Six months ended 8/31/07:
Shares sold	14,674	$163,794

Shares issued
in connection
with reinvestment
of distributions	344	3,794

	15,018	167,588

Shares
repurchased	(481)	(5,367)

Net increase	14,537	$162,221

Year ended 2/28/07:
Shares sold	22,841	$241,968

Shares issued
in connection
with reinvestment
of distributions	579	6,190

	23,420	248,158

Shares
repurchased	(13,629)	(147,057)

Net increase	9,791	$101,101

At August 31, 2007, Putnam, LLC owned the following shares:

			Total
		Percentage of	value of
	Shares	outstanding	owned
	owned	shares	shares

A	471,681	36.1%	$5,131,889

M	102	0.5%	1,108

R	102	100.0%	1,111

Y	105	0.4%	1,143

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2007, management fees paid were reduced by $2,245 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $140,034 for the period ended August 31, 2007. During the period ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $7,839,076 and $4,791,676, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7 : New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

1,001,213	2,401	2,941

All tabulations are rounded to the nearest whole number.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended August 31, 2007. The other Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Citigroup Global Markets, Morgan Stanley Dean Witter, Merrill Lynch, and Bank of America. Commissions paid to these firms together represented approximately 62% of the total brokerage commissions paid for the year ended August 31, 2007.

Commissions paid to the next 10 firms together represented approximately 25% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Lehman Brothers, SG Cowen, UBS Warburg, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA103 247477 10/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007